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                                                                   EXHIBIT 10.10

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                       AMENDED AND RESTATED LOAN AGREEMENT

                                     between

                   SUN COMMUNITIES FUNDING LIMITED PARTNERSHIP

                                       and

                          LEHMAN BROTHERS HOLDINGS INC.
                        D/B/A LEHMAN CAPITAL, A DIVISION
                        OF LEHMAN BROTHERS HOLDINGS INC.




                         Dated as of September 3, 1997

                                 $26,000,000.00








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                              TABLE OF CONTENTS



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SECTION 1. DEFINITIONS............................................................................................2

         Section 1.01 Definitions.................................................................................2

SECTION 2. AMOUNT AND TERMS OF LOAN..............................................................................19

         Section 2.01 Intentionally Deleted......................................................................19
         Section 2.02 Intentionally Deleted......................................................................19
         Section 2.03 Intentionally Deleted......................................................................19
         Section 2.04 The Note...................................................................................20
         Section 2.05 Interest and Principal Payments............................................................20
         Section 2.06 Intentionally Deleted......................................................................21
         Section 2.07 Intentionally Deleted......................................................................21
         Section 2.08 Intentionally Deleted......................................................................21
         Section 2.09 Intentionally Deleted......................................................................21
         Section 2.10 Intentionally Deleted......................................................................21
         Section 2.11 Voluntary Prepayments; Defeasance..........................................................21
         Section 2.12 Mandatory Prepayments......................................................................26
         Section 2.13 Application of Payments....................................................................26
         Section 2.14 Method and Place of Payment................................................................27
         Section 2.15 Intentionally Deleted......................................................................27
         Section 2.16 Intentionally Deleted......................................................................27
         Section 2.17 Intentionally Deleted......................................................................27
         Section 2.18 Intentionally Deleted......................................................................28
         Section 2.19 Taxes......................................................................................28
         Section 2.20 Intentionally Deleted......................................................................28
         Section 2.21 Intentionally Deleted......................................................................28
         Section 2.22 Intentionally Deleted......................................................................29
         Section 2.23 Intentionally Deleted......................................................................29
         Section 2.24 Intentionally Deleted......................................................................29
         Section 2.25 Intentionally Deleted......................................................................29
         Section 2.26 Intentionally Deleted......................................................................29
         Section 2.27 Intentionally Deleted......................................................................29
         Section 2.28 Intentionally Deleted......................................................................29

SECTION 3. CONDITIONS PRECEDENT..................................................................................29

         Section 3.01 Conditions Precedent to the Loan...........................................................29
         Section 3.02 Conditions Precedent to the Closing........................................................33
         Section 3.03 Acceptance of Loan.........................................................................34
         Section 3.04 Sufficient Counterparts....................................................................35

SECTION 4. REPRESENTATIONS AND WARRANTIES........................................................................35

         Section 4.01 Corporate/Partnership/Limited Liability Company Status.....................................35
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
         Section 4.02 Corporate/Partnership/Limited Liability Company Power and Authority........................35
         Section 4.03 No Violation...............................................................................35
         Section 4.04 Litigation.................................................................................36
         Section 4.05 Financial Statements: Financial Condition; etc.............................................36
         Section 4.06 Solvency...................................................................................36
         Section 4.07 Material Adverse Change....................................................................36
         Section 4.08 Use of Proceeds; Margin Regulations........................................................36
         Section 4.09 Governmental Approvals.....................................................................37
         Section 4.10 Security Interests and Liens...............................................................37
         Section 4.11 Tax Returns and Payments...................................................................37
         Section 4.12 ERISA......................................................................................37
         Section 4.13 Representations and Warranties in Loan Documents...........................................38
         Section 4.14 True and Complete Disclosure...............................................................38
         Section 4.15 Ownership of Real Property; Existing Security Instruments..................................39
         Section 4.16 No Default.................................................................................39
         Section 4.17 Licenses, etc..............................................................................39
         Section 4.18 Compliance With Law........................................................................39
         Section 4.19 Brokers....................................................................................39
         Section 4.20 Judgments..................................................................................40
         Section 4.21 Property Manager...........................................................................40
         Section 4.22 Intentionally Deleted......................................................................40
         Section 4.23 Intentionally Deleted......................................................................40
         Section 4.24 Trade Names................................................................................40
         Section 4.25 Survival...................................................................................40

SECTION 5. AFFIRMATIVE COVENANTS.................................................................................40

         Section 5.01 Books and Records..........................................................................40
         Section 5.02 Books, Records and Inspections.............................................................42
         Section 5.03 Maintenance of Insurance...................................................................43
         Section 5.04 Taxes......................................................................................43
         Section 5.05 Corporate Franchises; Conduct of Business..................................................43
         Section 5.06 Compliance with Law........................................................................43
         Section 5.07 Performance of Other Obligations...........................................................44
         Section 5.08 Intentionally Deleted......................................................................44
         Section 5.09 Intentionally Deleted......................................................................44
         Section 5.10 Maintenance of Properties..................................................................44
         Section 5.11 Compliance with ERISA......................................................................44
         Section 5.12 Settlement/Judgment Notice.................................................................45
         Section 5.13 Intentionally Deleted......................................................................45
         Section 5.14 Intentionally Deleted......................................................................45
         Section 5.15 Intentionally Deleted......................................................................45
         Section 5.16 Intentionally Deleted......................................................................45
         Section 5.17 Intentionally Deleted......................................................................45
         Section 5.18 Intentionally Deleted......................................................................45
         Section 5.19 Intentionally Deleted......................................................................45
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         Section 5.20 Intentionally Deleted......................................................................45
         Section 5.21 Manager....................................................................................45
         Section 5.22 Further Assurances.........................................................................46
         Section 5.23 Intentionally Deleted......................................................................46
         Section 5.24 Security Instrument Covenants..............................................................46
         Section 5.25 Intentionally Deleted......................................................................46

SECTION 6. NEGATIVE COVENANTS....................................................................................46

         Section 6.01 Liens......................................................................................46
         Section 6.02 Restriction on Fundamental Changes.........................................................47
         Section 6.03 Transactions with Affiliates...............................................................47
         Section 6.04 Plans......................................................................................47
         Section 6.05 Intentionally Deleted......................................................................47
         Section 6.06 Single Purpose Entity......................................................................47

SECTION 7. EVENTS OF DEFAULT.....................................................................................49

         Section 7.01 Events of Default..........................................................................49
         Section 7.02 Rights and Remedies........................................................................52

SECTION 8. CASH COLLATERAL ACCOUNT; DEFERRED MAINTENANCE RESERVE ACCOUNT.........................................53

         Section 8.1 Establishment of Cash Collateral Account....................................................53
         Section 8.2 Pledge and Grant of Security Interest.......................................................53
         Section 8.3 Sub-Accounts................................................................................53
         Section 8.4 Deposit of Proceeds On Closing Date.........................................................54
         Section 8.5 Deposit and Allocation of Funds After the Closing Date......................................54
         Section 8.6 Permitted Investments.......................................................................55
         Section 8.7 Earnings on Account Collateral; Monthly Statements..........................................56
         Section 8.8 Disbursement of Account Collateral..........................................................56
         Section 8.9 Capital Event Proceeds......................................................................58
         Section 8.10 Remedies Upon Default in Respect of Account Collateral.....................................59
         Section 8.11 Establishment of Deferred Maintenance Reserve Account......................................60
         Section 8.12 Deposits into and Maintenance of Deferred Maintenance Reserve Account......................60
         Section 8.13 Disbursements from Deferred Maintenance Reserve Account....................................60
         Section 8.14 Deferred Maintenance Reserve Account Shortfalls............................................61
         Section 8.15 Annual Adjustment of Deferred Maintenance Reserve Account Shortfalls.......................61
         Section 8.16 Performance................................................................................62
         Section 8.17 Determination of Replacement Reserve Monthly Installment...................................62
         Section 8.18 Annual Adjustment of Replacement Reserve Monthly Installment...............................63

SECTION 9. MISCELLANEOUS.........................................................................................63

         Section 9.01 Payment of Lender's Expenses, Indemnity, etc...............................................63
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         Section 9.02 Notices....................................................................................65
         Section 9.03 Successors and Assigns.....................................................................66
         Section 9.04 Amendments and Waivers.....................................................................66
         Section 9.05 No Waiver; Remedies Cumulative.............................................................66
         Section 9.06 Governing Law; Submission to Jurisdiction..................................................67
         Section 9.07 Confidentiality Disclosure of Information..................................................67
         Section 9.08 Non-Recourse Liability.....................................................................68
         Section 9.09 Transfer of Loan; Cooperation..............................................................69
         Section 9.10 Borrower"s Assignment......................................................................70
         Section 9.11 Counterparts...............................................................................70
         Section 9.12 Effectiveness..............................................................................70
         Section 9.13 Headings Descriptive.......................................................................70
         Section 9.14 Marshaling; Recapture......................................................................70
         Section 9.15 Severability...............................................................................70
         Section 9.16 Survival...................................................................................70
         Section 9.17 Intentionally Deleted......................................................................71
         Section 9.18 Calculations; Computations.................................................................71
         Section 9.19 WAIVER OF TRIAL BY JURY....................................................................71
         Section 9.20 No Joint Venture...........................................................................71
         Section 9.21 Estoppel Certificates......................................................................71
         Section 9.22 No Other Agreements........................................................................71
         Section 9.23 Controlling Document.......................................................................72
         Section 9.24 No Benefit to Third Parties................................................................72
         Section 9.25 Intentionally Deleted......................................................................72

                                    SCHEDULES

         Schedule 1     Allocated Loan Amounts
         Schedule 2     Deferred Maintenance Items
         Schedule 3     List of Real Property Assets
         Schedule 4     Litigation
         Schedule 5     Employee Benefit Plans
         Schedule 6     Trade Names
         Schedule 7     Liens
         Schedule 8     Initial Deposit to Cash Collateral Account
         Schedule 9     Release Prices
         Schedule 10    Monthly Payment Schedule
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    THIS AMENDED AND RESTATED LOAN AGREEMENT, dated as of September ____, 1997, is made between SUN COMMUNITIES FUNDING LIMITED PARTNERSHIP, a Michigan limited partnership ("Borrower") and LEHMAN BROTHERS HOLDINGS INC., D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lender").

                              PRELIMINARY STATEMENT

    Sun Communities Operating Limited Partnership, a Michigan limited partnership ("Sun") and Sun Communities, Inc. a Michigan corporation and the sole general partner of Sun (the "REIT") have heretofore entered into that certain loan agreement with NBD Bank, N.A. ("NBD") pursuant to which NBD agreed to make an initial loan (the "Initial Loan") to Sun and the REIT in the original principal amount of $30,000,000 for the uses and purposes set forth in such agreement (the "Initial Loan Agreement").

    In order to evidence the Initial Loan, Sun heretofore executed that certain promissory note dated November 30, 1994, in the original principal amount of $30,000,000 (the "Initial Note").

    On May 26, 1995 NBD sold and assigned to Lender all of NBD's right, title and interest in, to and under the Initial Note.

    Pursuant to that certain line of credit agreement dated as of May 26, 1995 between Sun, the REIT and Lender (as amended, supplemented, modified and restated, the "Sun Loan Agreement"), Sun and the REIT executed and delivered to Lender (i) that certain Promissory Note "A" ("Note A") in the principal sum of EIGHTY FIVE MILLION AND 00/100 DOLLARS ($85,000,000.00) and (ii) that certain Promissory Note "B" ("Note B") in the principal sum of SEVENTEEN MILLION AND 00/100 DOLLARS ($17,000,000.00), which Note A and Note B amended, restated and superseded the Initial Note.

    As of May 1, 1996, the principal balance of Note A was reduced, Note B was satisfied and released, and simultaneously, Miami Lakes Venture Associates, a Florida general partnership (the "Partnership") entered into a certain amended and restated renewal note with Lender dated as of May 1, 1996 in the principal amount of $14,702,265.60 (the "Renewal Note"), which Renewal Note was guaranteed by Sun and REIT pursuant to a Guaranty of Payment ("Initial Guaranty"), and subsequently, as of December 27, 1996, the principal amount of Note A was increased to $20,297,734.40, causing the aggregate principal amounts of Note A and the Renewal Note to be $35,000,000 (the "Sun Loan").

    As of the date hereof Sun has conveyed the Real Property Assets to Borrower and Borrower has accepted the conveyance subject to the Sun Loan.

    Borrower and Lender desire to modify and restate in its entirety, the Sun Loan Agreement.

    NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and in and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree that the terms, covenants and provisions of the Sun Loan Agreement are hereby modified, amended and restated so that henceforth the terms, covenants and provisions of this Loan Agreement shall supersede the terms, covenants and provisions of the Sun Loan Agreement and shall read as follows:

         SECTION 1. DEFINITIONS.

         Section 1.01 Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular.

         "Account Collateral" shall mean (A) all of the Gross Income from Operations for each Real Property Asset, (B) all Loss Proceeds and proceeds from Capital Events other than Casualty or Condemnation, (C) all of Borrower's respective right, title and interest in and to the Cash Collateral Account and the Deferred Maintenance Reserve Account, including any Permitted Investments therein, and (D) all of Borrower's respective right, title and interest in and to all deposits of Gross Income from Operations and other deposits made from time to time in the Cash Collateral Account and the Deferred Maintenance Reserve Account in accordance with Section 8 hereof, together with all cash and non-cash proceeds thereof (including, without limitation, Permitted Investments), inclusive of all earnings and interest thereon.

         "Accounts Receivable" shall mean all income and revenues of Borrower arising from the operation of the Real Property Assets and all payments for goods or property sold or leased by Borrower or for services rendered by Borrower, whether or not yet earned by performance, and not evidenced by an instrument or chattel paper, including, without limiting the generality of the foregoing, (i) all accounts, contract rights, book debts, and notes arising from the operation of a mobile home park or a manufactured housing community on the Real Property Assets or arising from the sale, lease or exchange of goods or other property and/or the performance of services, (ii) Borrower"s rights to payment from any consumer credit/charge card organization or entity (such as, or similar to, the organizations or entities which sponsor and administer the American Express Card, the Visa Card, the Bankamericard, the Carte Blanche Card, or the Mastercard), (iii) Borrower's rights in, to and under all purchase orders for goods, services or other property, (iv) Borrower"s rights to any goods, services or other property represented by any of the foregoing, (v) monies due to or to become due to Borrower under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services including the right to payment of any interest or finance charges in respect thereto (whether or not yet earned by performance on the part of Borrower) and (vi) all collateral security and guaranties of any kind given by any person or entity with respect to any of the foregoing. Accounts Receivable shall include those now existing or hereafter created, substitutions therefor, proceeds (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom.

         "Accrued Interest" shall have the meaning provided in Section 2.05(b).

         "Advance" shall mean the advance of the principal balance of the Loan.





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         "Affiliate" shall mean, with reference to a specified Person, any
Person that directly or indirectly through one or more intermediaries Controls or is Controlled by or is under common Control with the specified Person and any Subsidiaries of such specified Person.

         "Agreement" shall mean this Loan Agreement as the same may from time to time hereafter be modified, supplemented or amended.

         "Allocated Loan Amount" shall mean the portions of the Available Facility Amount allocated to each Real Property Asset as set forth on Schedule 1, as the same may be adjusted in accordance with this Agreement.

         "Anticipated Payment Date" shall mean September 10, 2007.

         "Applicable Laws" shall mean all existing and future federal, state and local laws, statutes, orders, ordinances, rules, and regulations or orders, writs, injunctions or decrees of any court affecting Borrower or any Real Property Asset, or the use thereof including, but not limited to, all laws regarding the operation of the Real Property Assets as a manufactured housing community, all zoning, fire safety and building codes, the Americans with Disabilities Act, and all Environmental Laws (as defined in the Environmental Indemnity) and Title VIII of the Civil Rights Act of 1968, as amended by the Housing and Community Developmental Act of 1974.

         "Appraisal" shall mean an appraisal prepared in accordance with the requirements of FIRREA, prepared by an independent third party appraiser holding an MAI designation, who is state licensed or state certified if required under the laws of the state where the applicable Real Property Asset is located, who meets the requirements of FIRREA and who has at least ten (10) years real estate experience appraising properties of a similar nature and type as the applicable Real Property Asset and who is otherwise satisfactory to Lender.

         "Approved Annual Budget" shall mean for the partial year period commencing on the Anticipated Payment Date, and for each fiscal year thereafter, the annual budget submitted to Lender for Lender"s written approval not later than thirty (30) days prior to the commencement of such period or fiscal year. Such annual budget shall be in form and substance reasonably satisfactory to Lender setting forth in reasonable detail budgeted monthly operating income and monthly operating capital and monthly operating and other expenses for the Real Property Assets, including all planned capital expenditures in respect of the Real Property Assets for such period or fiscal year. Until such time that Lender approves a proposed annual budget, the most recently Approved Annual Budget shall apply; provided that, such Approved Annual Budget shall be adjusted to reflect actual increases in real estate taxes, insurance premiums and utilities expenses.

         "Assignment of Contracts" shall have the meaning provided in Section 3.01(a)(vii).

         "Assignment of Leases and Rents" shall have meaning provided in Section 3.01(a)(iv).



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         "Available Facility Amount" shall mean, individually U.S.
$45,000,000.00, as the same may be reduced pursuant to the terms of this Agreement.

         "Bank" shall initially mean NBD Bank, N.A., provided that in the event that the ratings of such institution"s short-term senior unsecured debt obligations fall below A-1+ by S&P (hereinafter defined), then "Bank" shall mean any other financial institution subsequently selected by Lender for the transfer of the Cash Collateral Account or the Deferred Maintenance Reserve Account, provided that any such subsequent financial institution shall be authorized to maintain Eligible Accounts. Lender shall give the Borrower notice of any transfer of the Cash Collateral Account or the Deferred Maintenance Reserve Account to a successor Bank promptly after such transfer.

         "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors' rights.

         "Basic Carrying Costs" shall mean, with respect to a Real Property Asset, the sum of the following costs associated with such Real Property Asset for the relevant year or payment period: (i) Taxes and Other Charges imposed by a governmental authority (each as defined in the related Security Instrument) and (ii) Insurance Premiums (as defined in the related Security Instrument).

         "Basic Carrying Costs Monthly Installment" shall mean, with respect to a Real Property Asset, one twelfth (1/12th) of the annual amount (or if Basic Carrying Costs are paid more often than annually, a fraction equal to one divided by the number of full months in the relevant payment period multiplied by the amount payable for such payment period) of Basic Carrying Costs as set forth on the Approved Annual Budget with respect to such Real Property Asset. Should such Basic Carrying Costs not be ascertainable at the time any monthly deposit is required to be made, the Basic Carrying Costs Monthly Installment shall be determined by Lender on the basis of the aggregate Basic Carrying Costs for the prior year or payment period. As soon as the Basic Carrying Costs are fixed for the then current year or payment period, the remaining Basic Carrying Costs Monthly Installments in such year shall be adjusted to reflect any deficiency or surplus in prior monthly payments pursuant to Section 8.

         "Basic Carrying Costs Sub-Account" shall mean a Sub-account for purposes of holding all year-to-date (or other applicable period-to-date) Basic Carrying Costs Monthly Installments (less amounts disbursed to or on behalf of the Borrower during the relevant year or other payment period) plus the amount of the Basic Carrying Costs Monthly Installment for the next ensuing month (as adjusted to reflect actual Basic Carrying Costs).

         "Borrower" shall have the meaning provided in the first paragraph of this Agreement and any successor Borrower expressly permitted hereunder.

         "Business Day" shall mean (i) for all purposes, any day excluding Saturday, Sunday and any day which shall be in New York City or Detroit, Michigan a legal holiday or a

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day on which Lender or banking institutions are authorized or required by law or other government actions to close.

         "Business Interruption Insurance Proceeds" shall have the meaning provided in Section 8.9(a).

         "Business Interruption Insurance Sub-Account" shall mean a Sub-Account in the Cash Collateral Account for the purpose of holding proceeds of business interruption insurance policies paid in lump sums in advance.

         "Capital Event" shall mean, with respect to a Real Property Asset, (a) the sale or other disposition (whether voluntary or involuntary) or refinancing of all or any portion of such Real Property Asset, (b) the occurrence of any Casualty or Condemnation of all or any portion of such Real Property Asset, or
(c) the receipt of proceeds from any other transaction or by reason of any other occurrence, which proceeds do not constitute Gross Income from Operations of such Real Property Asset; provided, however, amounts representing proceeds from a Capital Event shall be determined net of reasonable and customary out-of-pocket closing or other settlement expenses and/or collection costs.

         "Capital Event Sub-Account" shall mean a Sub-Account in the Cash Collateral Account for purposes of holding proceeds of Capital Events.

         "Capitalized Lease" as to any Person shall mean (i) any lease of property, real or personal, the obligations under which are capitalized on the consolidated balance sheet of such Person and its Subsidiaries, and (ii) any other such lease to the extent that the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

         "Capitalized Lease Obligations" as to any Person shall mean all obligations of such Person and its Subsidiaries under or in respect of Capitalized Leases.

         "Cash Collateral Account" shall have the meaning provided in Section
8.1.

         "Casualty" shall mean any damage to or destruction of all or any material portion of a Real Property Asset.

         "Casualty Insurance Proceeds" shall mean any insurance proceeds received by a Borrower in respect of a Casualty.

         "Certificate of Compliance and Indemnification Agreement" shall have the meaning provided in Section 3.01(a)(vi).

         "Change in Law" shall have the meaning provided in Section 2.19(c).

         "Closing Date" shall mean the date of this Agreement.

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         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, together with all rules and regulations from time to time promulgated thereunder.

         "Collateral" shall mean all property and interests in property now owned or hereafter acquired in or upon which a Lien has been or is purported or intended to have been granted under any of the Security Instruments or any of the other Loan Documents.

         "Condemnation" shall mean any actual or proposed, contemplated or threatened commencement of any taking, condemnation, eminent domain or other similar proceeding relating to all or any material portion of a Real Property Asset.

         "Condemnation Proceeds" shall mean any award proceeds or other compensation payable in respect of a Condemnation.

         "Contingent Obligation" as to any Person shall mean any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases (including Capitalized Leases) dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth, solvency or other financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof: provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business, or other obligations of such Persons which would not be required under GAAP to be disclosed as liabilities or footnoted on such Person's financial statement. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         "Control" shall mean in (a) in the case of a corporation, ownership, directly or through ownership of other entities, of at least ten percent (10%) of all the voting stock (exclusive of stock which is voting only as required by applicable law or in the event of nonpayment of dividends and pays dividends only on a nonparticipating basis at a fixed or floating rate), and (b) in the case of any other entity, ownership, directly or through ownership of other entities, of at least ten percent (10%) of all of the beneficial equity interests therein (calculated by a method that excludes from equity interests, ownership interests that are nonvoting (except as required by applicable law or in the event of nonpayment of dividends or distributions) and pay dividends or distributions only on a non-participating basis at a fixed or floating rate) or, in any case, (c) the power directly or indirectly, to direct or control, or cause the direction of, the management policies of another Person, whether through the ownership of voting securities, general partnership interests, common directors, trustees, officers by contract or otherwise. The terms "controlled" and "controlling" shall have meanings correlative to the foregoing definition of "Control."

         "Debt Service Coverage Ratio" shall mean for any Real Property Asset, the ratio for the applicable period in which (a) the numerator is the Net Operating Income (excluding interest on credit accounts) for such period as set forth in the statements required hereunder, without deduction for (i) actual management fees paid in connection with the operation of the Real Property Asset, or (ii) amounts in the Basic Carrying Costs Sub-Account, the Replacement Reserve Sub-Account and the Deferred Maintenance Reserve Account, less (A) management fees equal to the greater of (1) assumed management fees of five percent (5%) of Gross Income from Operations or (2) the actual management fees, and (B) assumed Replacement Reserve Monthly Installments equal to $4.17 per pad; and (b) the denominator is the aggregate amount of principal and interest due and payable on the Note for such period.

         "Debt Service Sub-Account" shall mean a Sub-Account of the Cash Collateral Account for purposes of segregating amounts required to make all payments of interest that will be due and payable on the next Payment Date in respect of the Loan.

         "Default" shall mean any event, act or condition which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

         "Default Rate" shall mean the lesser of (a) the Maximum Legal Rate or
(b) the rate per annum determined by adding 5% to the Regular Interest Rate.

         "Deferred Maintenance Reserve Account" shall mean that certain reserve account established with the Bank in the name of Lender in respect of certain expenses relating to the deferred maintenance at each of the Real Property Assets.

         "Deferred Maintenance Reserve Account Disbursement Request" shall mean a certificate of the Borrower requesting disbursement from the Deferred Maintenance Reserve Account.

         "Deferred Maintenance Reserve Account Reallocation Request" shall have the meaning provided in Section 8.15.

         "Deferred Maintenance Reserve Amount" shall mean, with respect to each Real Property Asset, a funded reserve for completion of deferred maintenance items at such Real Property Asset in amounts reasonably determined by Lender based on an Engineering Report for such Real Property Asset, which amounts and descriptions of such deferred maintenance items are set forth on Schedule 2 as such schedule may be amended, modified or otherwise supplemented from time to time.



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



         "Distribution Account" shall mean that certain trust account to which the Borrower has, by irrevocable instruction given on the date hereof, directed the Lender to deposit all funds to which Borrower is entitled hereunder.

         "Dollars" and the symbol "$" each mean the lawful money of the United States of America.

         "Edwardsville Property" shall have the meaning provided in Section
2.11.

         "Eligible Account" shall mean a trust account held by and at the Bank or an account that is either: (a) maintained with a depository institution or trust company the long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term unsecured debt obligations of such holding company) have been rated by the Rating Agencies in one of its two highest rating categories or the short-term commercial paper of which is rated by the Rating Agencies in its highest rating category at the time of any deposit therein; or
(b) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity.

         "Employee Benefit Plan" shall mean an employee benefit plan within the meaning of Section 3(3) of ERISA.

         "Engineering Reports" shall mean engineering reports dated within six
(6) months of delivery and in form and substance satisfactory to Lender with respect to each of the Real Property Assets; such engineering reports shall be prepared in accordance with Lender's then current guidelines for property inspection reports by licensed engineers acceptable to Lender, and such report should state, among other things, that each Real Property Asset is in good condition and repair (subject to ordinary wear and tear), free from damage and waste and is in compliance with the Americans with Disabilities Act.

         "Environmental Indemnity" shall have the meaning provided in Section 3.01(a)(v).

         "Environmental Reports" shall mean the written environmental site assessments, prepared by independent qualified environmental professionals acceptable to Lender, dated within six (6) months of delivery, each of which shall be in form and substance satisfactory to Lender and shall include, without limitation, the following: (i) a Phase I environmental site assessment analyzing the possible presence of environmental contaminants, polychlorinated biphenyls or storage tanks and other Hazardous Substances at each of the Real Property Assets, the risk of contamination from off-site Hazardous Substances and compliance with Environmental Laws, such assessments shall be conducted in accordance with ASTM Standard E 1527-93, or any successor thereto published by ASTM, (ii) an asbestos survey of each of the Real Property Assets, which shall include random sampling of materials and air quality testing, (iii) if any of the Real Property Assets is used for residential housing, an assessment of the presence of lead-based paint, lead in water and radon in the improvements, and
(iv) such further site
assessments Lender may require due to the results obtained in (i), (ii) or (iii) hereof or in its reasonable discretion.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute, together with all rules and regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any provisions of ERISA substituted therefor.

         "ERISA Controlled Group" means any corporation or entity or trade or business or person that is a member of any group described in Section 414(b),
(c), (m) or (o) of the Code of which Borrower is a member.

         "Event of Default" shall have the meaning provided in Section 7.

         "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System as constituted from time to time, or any successor thereto in function.

         "Fees" shall mean all amounts payable pursuant to Section 9.01.

         "Financing Statements" shall have the meaning provided in Section 3.01(a)(h).

         "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time.

         "Florida Note" shall have the meaning provided in Section 2.11(c).

         "Florida Property" shall mean that certain real property known as Royal Country, located in Miami, Florida and which is the "Real Property Asset" as defined in the Miami Lakes Loan Agreement.

         "Furnished Information" shall have the meaning provided in Section
4.14.

         "GAAP" shall mean United States generally accepted accounting principles on the date hereof and as in effect from time to time during the term of this Agreement, and consistent with those utilized in the preparation of the financial statements referred to in Section 4.05.

         "General Partner" shall mean Sun Communities Funding GP L.L.C., a Michigan limited liability company, and the general partner of Borrower.

         "Gross Income from Operations" shall mean all income, computed in accordance with GAAP, derived from the ownership and operation of the Real Property Assets from whatever source, including, but not limited to, Rents, utility charges, escalations, forfeited security deposits, interest on credit accounts, service fees or charges, license fees, parking fees, rent concessions or credits, and other required pass-throughs but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any government or governmental agency, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, proceeds of casualty insurance and condemnation awards (other than business interruption or other loss of income insurance), and any disbursements to the Borrower from the Basic Carrying Costs Sub-Account, the Replacement Reserve Sub-Account, the Deferred Maintenance Reserve Account or any other Sub-Account established by the Loan Documents. Gross income shall not be diminished as a result of the Security Instruments or the creation of any intervening estate or interest in the Real Property Assets or any part thereof.

         "Guaranty" shall mean that certain guaranty of payment dated the date hereof given by Borrower to Lender pursuant to the Miami Lakes Loan Agreement.

         "Indebtedness" of any Person shall mean, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder, (iv) all indebtedness of any other Person secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed, (v) all Contingent Obligations of such Person, (vi) all Unfunded Benefit Liabilities of such Person, (vii) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements, (viii) all indebtedness and liabilities secured by any Lien or mortgage on any property of such Person, whether or not the same would be classified as a liability on a balance sheet, (ix) the liability of such Person in respect of banker's acceptances and the estimated liability under any participating mortgage, convertible mortgage or similar arrangement, (x) the aggregate amount of rentals or other consideration payable by such Person in accordance with GAAP over the remaining unexpired term of all Capitalized Leases, (xi) all judgments or decrees by a court or courts or competent jurisdiction entered against such Person, (xii) all indebtedness, payment obligations, contingent obligations, etc. of any partnership in which such Person holds a general partnership interest, and (xiii) all obligations, liabilities, reserves and any other items which are listed as a liability on a balance sheet of such Person determined on a consolidated basis in accordance with GAAP, but excluding all general contingency reserves, reserves for deferred income taxes and investment credit, and all prepaid Rents, tenant security deposits or other customer deposits.

         "Indemnified Party" shall have the meaning provided in Section 9.01(c).

         "Insurance Proceeds Sub-Account" shall mean a Sub-Account for the purpose of holding Loss Proceeds that are to be disbursed to the Borrower for restoration of a Real Property Asset in connection with a Casualty or Condemnation.

         "Lender" shall have the meaning provided in the first paragraph of this Agreement and any successors or assigns thereof.

         "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign.

         "Loan" shall mean the Advance made to Borrower under this Agreement and the Note pursuant to the terms hereof, the aggregate principal amount of which shall not exceed the Maximum Facility Amount.

         "Loan Documents" shall mean this Agreement, the Note, the Guaranty, the Security Instruments, the Environmental Indemnity, the Assignment of Leases and Rents, the Certificate of Compliance and Indemnification Agreement, the Assignment of Agreements, Permits and Contracts, each Financing Statement filed in connection herewith, and any other documents or instruments evidencing, securing or guaranteeing the Loan or perfecting Lender's Lien in the Collateral.

         "Loss Proceeds" shall mean, collectively, all Casualty Insurance Proceeds and Condemnation Proceeds.

         "Managing Member" shall mean SCF Manager, Inc., a Michigan corporation and the managing member of General Partner.

         "Margin Stock" shall have the meaning provided such term in Regulation U and Regulation G of the Federal Reserve Board.

         "Material Adverse Effect" shall mean any condition which causes or continues the occurrence of an Event of Default or has a material adverse effect upon (i) the business, operations, properties, assets, prospects or condition (financial or otherwise) of Borrower, individually or taken as a whole, (ii) the ability of Borrower to perform, or of Lender to enforce, the Obligations or
(iii) the value of the Collateral taken as a whole.

         "Matured Performing Rate" shall mean an interest rate per annum equal to the greater of (i) the Regular Interest Rate plus two percent (2%) or (ii) two percent (2%) plus the yield on the U.S. Treasury (primary issue) with a maturity date closest to September 10, 2027, with such yield being based on the bid price for such issue as published in the Wall Street Journal on the date that is 14 days prior to the Anticipated Payment Date (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield.

         "Maturity Date" shall mean September 10, 2027 or such earlier date on which the principal balance of the Loan and all other sums due in connection with the Loan shall be due as a result of the acceleration of the Loan.

         "Maximum Facility Amount" shall mean $45,000,000.00, as such amount shall be reduced pursuant to the terms and conditions of this Agreement.

         "Maximum Legal Rate" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the Security Instruments or other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

         "Miami Lakes" shall mean Miami Lakes Venture Associates, a Florida general partnership.

         "Miami Lakes Loan Agreement" shall mean that certain Amended and Restated Loan Agreement dated the date hereof between Miami Lakes, Borrower and Lender which governs a certain loan in the principal amount of $19,000,000.00 made by Lender to Miami Lakes and guaranteed by Borrower pursuant to the Guaranty.

         "Miami Lakes Property" shall mean the Real Property Asset as defined in the Miami Lakes Loan Agreement.

         "Monetary Default" shall mean any Default which can be cured by the payment of principal, interest, or any other costs and expenses of Borrower arising under the Loan Documents, including, without limitation, Transaction Costs and those cost and expenses arising under Section 2.19.

         "Monthly Debt Service Payment Amount" shall have the meaning provided in Section 2.05(a).

         "Multiemployer Plan" shall mean a Plan which is a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

         "Net Operating Income" shall mean, with respect to any Real Property Asset, the amount obtained by subtracting Operating Expenses from Gross Income from Operations.

         "Note" shall have the meaning provided in Section 2.04.

         "Obligations" shall mean all payment, performance and other obligations, liabilities and indebtedness of every nature of Borrower from time to time owing to Lender under or in connection with this Agreement or any other Loan Document.

         "Operating Expenses" shall mean, with respect to any Real Property Asset, the total of all expenditures, computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Real Property Asset that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance, license fees, property taxes and assessments, advertising expenses, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lender, and other similar costs, but excluding depreciation, Debt Service, capital expenditures, and contributions to the Replacement Reserve Sub-Account, the Basic Carrying Costs Sub-Account and any other reserves required under the Loan Documents.

         "Payment Date" shall have the meaning provided in Section 2.05(a).

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established under ERISA, or any successor thereto.

         "Permitted Investments" shall mean any one or more of the following:

              (i) direct obligations of, or obligations fully guaranteed as to full and timely payment of principal and interest by, (a) the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America, or (b) the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or the Federal Farm Credit System provided such obligations at the time of purchase or contractual commitment for purchase are qualified by the Rating Agencies as a Permitted Investment hereunder as evidenced in writing;

              (ii) demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, in each case fully insured by the Federal Deposit Insurance Corporation, provided that such investments need not be insured if the commercial paper and long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) have the highest rating available for such securities by the Rating Agencies, or such lower rating as will not result in the lowering or withdrawal of the rating then assigned to the Securities by the Rating Agencies as evidenced in writing;

              (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) described in clause
         (ii) above;

              (iv) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term unsecured debt ratings available for such securities by the Rating Agencies, or such lower rating as will not result in the lowering or withdrawal of the rating then assigned to the Securities by the Rating Agencies as evidenced in writing;

              (v) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof or the District of Columbia and are rated by the Rating Agencies in the highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any such corporation will not be Permitted Investments to the extent that investment therein will cause the then-outstanding principal amount of securities issued by such corporation and held as part of the Cash

         Collateral Account to exceed 20% of the aggregate principal amount of all Permitted Investments held in the Cash Collateral Account;

              (vi) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by the Rating Agencies in its highest short-term unsecured debt rating available at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by the Rating Agency in the highest long-term unsecured debt ratings available, or such lower rating as will not result in the lowering or withdrawal of the rating then assigned to the Securities by the Rating Agencies as evidenced in writing;

              (vii) guaranteed reinvestment agreements acceptable to the Rating Agencies issued by any bank, insurance company or other corporation rated in the highest long-term unsecured rating levels available to such issuers by the Rating Agency at the time of such investment, provided that any such agreement must by its terms provide that it is terminable by the purchaser without penalty in the event any such rating is at any time lower than such level;

              (viii) units of taxable money market funds rated by the Rating Agency in its highest rating category or which funds have been designated in writing by the Rating Agency as Permitted Investments with respect to this definition;

              (ix) if previously confirmed in writing to the Lender, any other demand, money market or time deposit, or any other obligation, security or investment, that may be acceptable to the Rating Agencies as a Permitted Investment of funds backing securities having ratings equivalent to its initial rating of the highest-rated Securities; and

              (x) such other obligations as are acceptable as Permitted Investments to the Rating Agency;

provided, however, that such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) and that no instrument or security shall be a Permitted Investment if (x) such instrument or security evidences a right to receive only interest payments, (y) the right to receive principal and interest payments derived from the underlying investment provide a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment or (z) such instrument or security can be redeemed prior to its stated maturity date at an amount less than the purchase price paid therefor.

         "Permitted Liens" shall have the meaning provided in Section 6.01.

         "Person" shall mean and include any individual, partnership, joint venture, firm, corporation, association, company, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

         "Plan" means any employee benefit plan covered by Title IV of ERISA or which is subject to Section 412 of the Code or Section 302 of ERISA, for which Borrower or any member of its ERISA Controlled Group has or may have any obligation or liability, whether direct or indirect.

         "Prepayment Commencement Date" shall have the meaning provided in
Section 2.11.

         "Prepayment Consideration" shall mean an amount equal to the present value of a series of payments each equal to the Prepayment Differential and payable on each monthly Payment Date through and including the Payment Date occurring on the Anticipated Payment Date discounted at the Reinvestment Yield for the number of months remaining from the Prepayment Date to each such monthly Payment Date through and including the Payment Date occurring on the Anticipated Payment Date.

         "Prepayment Date" shall have the meaning provided in Section 2.11.

         "Prepayment Differential" shall mean an amount equal to (a) the Regular Interest Rate minus the Reinvestment Yield, (b) divided by twelve (12) and (c) multiplied by the principal sum due on such Prepayment Date.

         "Prepayment Notice" shall have the meaning provided in Section 2.11.

         "Rating Agencies" shall mean Standard & Poor's Ratings Group, a Division of the McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch Investors Service, Inc. or any other nationally recognized statistical rating agency which has been approved by Lender.

         "Real Property Assets" shall mean all of the real property described on
Schedule 3. Notwithstanding the foregoing, however, upon the release by Lender of the Lien against all of the Collateral relating to a Real Property Asset, such Real Property Asset, as of the effective date of such release, shall no longer be included within the definition of all of the Real Property Assets.

         "Register" shall have the meaning provided in Section 9.09.

         "Regular Interest Rate" shall mean an interest rate equal to seven and one one-hundredth percent (7.01%) per annum.

         "Regulation D" shall mean Regulation D of the Federal Reserve Board as from time to time in effect and any successor to all or any portion thereof.

         "Reinvestment Yield" shall mean an amount equal to the sum of 0.25% and the yield on the U.S. Treasury issue (primary issue) with a maturity date closest to the Anticipated Payment Date with such yield being based on the bid price for such issue as published in The Wall Street Journal on the date that is 14 days prior to the Prepayment Date set forth in the Prepayment Notice (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield.

         "Release Parcel" shall have the meaning provided in Section 2.11.

         "Release Price" shall have the meaning provided in Section 2.11.

         "Release Property" shall have the meaning provided in Section 2.11.

         "REMIC" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "REMIC Trust" shall mean a REMIC which holds the Note.

         "Rents" shall mean all cash, securities, if any, or other cash equivalents, if any, deposited to secure the performance by the lessees of their obligations under the leases and other agreements effecting the use, occupancy or enjoyment of the Real Property Assets, together with all income, rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses and all golfing revenues) and all pass-throughs and tenant's required contributions for taxes, maintenance and utility costs, tenant improvements, leasing commissions, capital expenditures and other items, including, without limitation, all Accounts Receivable, from the Real Property Assets and all proceeds from the sale, termination or other disposition of said leases.

         "Replacement Reserve" shall mean, with respect to each Real Property Asset, an annual reserve for such Real Property Asset in an amount equal to $50.00 per pad.

         "Replacement Reserve Monthly Installment" shall mean, with respect to each Real Property Asset, an amount equal to one-twelfth of the annual Replacement Reserve required to be maintained hereunder as the same may be adjusted pursuant to Section 8.18 hereof.

         "Replacement Reserve Reallocation Request" shall have the meaning provided in Section 8.18.

         "Replacement Reserve Sub-Account" shall mean a Sub-Account of the Cash Collateral Account for purposes of holding all year-to-date Replacement Reserve Monthly Installments (less amounts disbursed to or on behalf of Borrower during such year pursuant hereto) plus the amount of the Replacement Reserve Monthly Installment for the next ensuing month.

         "Reportable Event" shall have the meaning set forth in Section 4043(b) of ERISA (other than (a) a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations or (b) a Reportable Event specified in
Section 4043(b)(9), (11) or (12) of ERISA, which is reasonably expected not to result in any liability to, or a lien upon, Borrower or any member of their Controlled Group or any of their respective assets).

         "Responsible Officer" shall mean a chairman of the board, president or chief financial officer.

         "RV Pads" shall mean Units being leased for use by recreational vehicles or automobile trailers, except to provide storage for such vehicles owned by tenants of any of the Units.

         "Secondary Market Transaction" shall mean (i) any transaction in which Lender sells, assigns, syndicates, participates or otherwise transfers and/or disposes of all or any portion of the Loan, including all servicing rights with respect thereto, (ii) a Securitization, or (iii) any transaction in which Lender otherwise sells or transfers the Loan or an interest therein.

         "Securities" shall mean any mortgage pass-through certificates or other securities evidencing a beneficial interest in the assets of a trust created in connection with a Secondary Market Transaction.

         "Securitization" shall mean any transaction in which Lender deposits the Loan, the Note, the Security Instruments and the other Loan Documents with a trust, which trust may issue Securities in a rated or unrated public offering or private placement.

         "Security Instruments" shall have the meaning provided in Section 3.01(a)(iii).

         "Side Letters" shall mean those certain letters dated as of the date hereof (i) from Lender to Borrower, Miami Lakes and Sun Communities Operating Limited Partnership, and (ii) from Borrower, Miami Lakes and Sun Communities Operating Limited Partnership to Lender, each regarding the securitization of the Loan.

         "Single Purpose Entity" shall mean a Person, other than an individual, which at all times since its formation: (i) has been a duly formed and existing limited partnership, limited liability company or corporation, as the case may be; (ii) has been duly qualified in each jurisdiction in which such qualification was at such time necessary for the conduct of its business; (iii) has complied with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects; (iv) has observed all customary formalities regarding its partnership, limited liability company or corporate existence, as the case may be; (v) has accurately maintained its financial statements, accounting records and other partnership, limited liability company or corporate documents separate from those of any other Person; (vi) has not commingled its assets or funds with those of any other Person; (vii) has accurately maintained its own bank accounts, payroll and books and accounts separate from those of any other Person; (viii) has paid its own liabilities from its own separate assets; (ix) has identified itself in all dealings with the public, under its own name and as a separate and distinct entity; (x) has not identified itself as being a division or a part of any other Person; (xi) has been adequately capitalized in light of its contemplated business operations; (xii) has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person; (xiii) has not acquired obligations or securities of any other Person; (xiv) has not made loans or advances to any other Person; (xv) has not entered into and was not a party to any transaction with any Affiliate of such Person, except in the ordinary course of business and on terms which are no less favorable to such Person than would be obtained in a comparable arms length transaction with an unrelated third party; (xvi) has conducted its own business in its own name; (xvii) has paid the salaries of its own employees and maintained a sufficient number of employees in light of its contemplated business operations; (xviii) has allocated fairly and reasonably any overhead for shared office space; (xix) has used separate stationery, invoices and checks; (xx) has not pledged its assets for the benefit of any other entity or made any loans or advances to any person or entity; (xxi) has not engaged in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code; (xxii) has not acquired obligations or securities of its partners or Affiliates; and (xxiv) has corrected any known misunderstanding regarding its separate identity.

         "Solvent" as to any Person shall mean that (i) the sum of the assets of such Person, at a fair valuation based upon appraisals or comparable valuation, will exceed its liabilities, including contingent liabilities, (ii) such Person will have sufficient capital with which to conduct its business as presently conducted and as proposed to be conducted and (iii) such Person has not incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this definition, "debt" means any liability on a claim, and "claim" means (x) a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, or (y) a right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured. With respect to any such Contingent Liabilities, such liabilities shall be computed in accordance with GAAP at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

         "Sub-Accounts" shall mean, collectively, all or some of, the Debt Service Sub-Account, Basic Carrying Costs Sub-Account, Replacement Reserve Sub-Account, Capital Event Sub-Account, Insurance Proceeds Sub-Account, Business Interruption Insurance Sub-Account, and the Temporary Condemnation Proceeds Sub-Account, as the context requires.

         "Subsidiary" of any Person shall mean and include (i) any corporation Controlled by such Person, directly or indirectly through one or more intermediaries, and (ii) any partnership, association, joint venture or other entity Controlled by such Person, directly or indirectly through one or more intermediaries.

         "Taxes" shall have the meaning provided in Section 2.19, except as such term is used in Section 9.08(c)(v) where it shall have the meaning provided in the Security Instruments.

         "Temporary Condemnation Proceeds Sub-Account" shall mean a Sub-Account for the purpose of holding proceeds of any temporary Condemnation paid in lump sums in advance.

         "Termination Event" shall mean (i) a Reportable Event, or (ii) the initiation of any action by Borrower, any member of Borrower's ERISA Controlled Group or any other person to terminate a Plan or the treatment of an amendment to an ERISA Plan as a termination under ERISA, in either case, which would result in liability to Borrower or any of their ERISA Controlled Group in excess of $3,000,000, (iii) the institution of proceedings by the PBGC under Section 4042 of ERISA to terminate an ERISA Plan or to appoint a trustee to administer any ERISA Plan, (iv) any partial or total withdrawal from a Multiemployer Plan which in either case, which would result in liability to Borrower or any of their ERISA Controlled Groups in excess of $3,000,000 or (v) the taking of any action would require security to the Plan under Section 401(a)(29) of the Code.

         "Title Policy" shall have the meaning provided in Section 3.01(h).

         "Transaction Costs" shall mean all costs and expenses arising from transactions in connection with the Loan occurring after the Closing Date that are paid or payable by Borrower relating to the Loan, including, without limitation, the costs and expenses of Lender, without duplication, in conducting its due diligence with respect to the Loan, financing fees, commitment fees, advisory fees, appraisal fees, legal fees, accounting fees, title insurance premiums, recording charges and taxes, whether directly or as reimbursement to Lender required under this Agreement or the other Loan Documents.

         "Transferee" shall have the meaning provided in Section 9.07.

         "UCC Searches" shall have the meaning provided in Section 3.01(f).

         "Unfunded Benefit Liabilities" means with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefit liabilities under such Plan as defined in Section 4001(a)(16) of ERISA, exceeds
(ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan (on the basis of assumptions prescribed by the PBGC for the purpose of Section 4044 of ERISA).

         SECTION 2. AMOUNT AND TERMS OF LOAN

         Section 2.01 Intentionally Deleted

         Section 2.02 Intentionally Deleted.

         Section 2.03 Intentionally Deleted.

         Section 2.04 Borrower's obligation to pay the principal of, and interest on, the Loan shall be evidenced by the promissory note (as amended, modified, supplemented, extended or consolidated, the "Note") duly executed and delivered by Borrower on the date hereof in a principal amount equal to $26,000,000.00. Lender has no obligation to make any further advances under the Loan after the date hereof. The outstanding principal balance of the Note, together with all interest (including, without limitation, Accrued Interest following the Anticipated Payment Date) and other sums due thereunder shall be due and payable on the Maturity Date without further action on the part of Lender.

         Section 2.05. Interest and Principal Payments. (a) Borrower shall pay all sums due under the Note in installments as follows:

              (i) a payment of interest only on the tenth (10th) day of September, 1997, for interest accruing for the period commencing on and including the date of the Note and continuing through and including the ninth day of September, 1997; and

              (ii) monthly payments in the amounts set forth on Schedule 10 attached hereto and made a part hereof (each, the "Monthly Debt Service Payment Amount") on October 10, 1997 and on the tenth day of each calendar month thereafter up to and including the Maturity Date (each, a "Payment Date"); each Monthly Debt Service Payment Amount shall be applied first, to the payment of interest computed at the Regular Interest Rate, and the balance toward the reduction of the outstanding principal balance of the Note.

              (b) From and after the Anticipated Payment Date, interest shall accrue on the unpaid principal balance of the Note at the Matured Performing Rate. Each Monthly Debt Service Payment Amount paid after the Anticipated Payment Date shall be applied first, to the payment of interest computed at the Regular Interest Rate and the balance, if any, toward the reduction of the outstanding principal balance of the Note; interest accrued at the Matured Performing Rate shall be deferred and added to the Loan and shall earn interest at the Matured Performing Rate to the extent permitted by applicable law (such accrued interest is hereinafter defined as "Accrued Interest"). In addition to such payments of principal and interest, Borrower shall make payments in reduction of the outstanding principal balance of the Note in monthly installments beginning on the Anticipated Payment Date and on the tenth day of each calendar month thereafter up to and including the Maturity Date in accordance with the terms and provisions of Section 2.13.

              (c) Intentionally Deleted.

              (d) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loan and, to the extent permitted by law, overdue interest in respect of the Loan (including, without limitation, Accrued Interest), shall bear interest at the Default Rate with respect to Monetary Defaults, calculated from the date such payment was due without regard to any grace or cure periods contained herein, and with respect to all other Defaults, calculated from the date of the occurrence of the related Event of Default.

              (e) Intentionally Deleted.

         (f) Interest on the outstanding principal balance of the Loan shall be calculated on the basis of the actual number of days elapsed in a three hundred sixty (360) day year.

         (g) This Agreement and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If by the terms of this Agreement or the Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the interest rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

         Section 2.06 Intentionally Deleted.

         Section 2.07 Intentionally Deleted.

         Section 2.08 Intentionally Deleted.

         Section 2.09 Intentionally Deleted.

         Section 2.10 Intentionally Deleted.

         Section 2.11 Voluntary Prepayments; Defeasance. (a) Borrower shall not have the right to prepay the Loan, in whole or in part, prior to March 10, 2007 (the "Prepayment Commencement Date"). Commencing on the Prepayment Commencement Date, provided no Event of Default exists, the outstanding principal balance of the Loan may be prepaid in whole or in part upon (a) not less than fifteen (15) Business Days' prior written notice (the "Prepayment Notice") by Borrower specifying the scheduled date (the "Prepayment Date") on which such prepayment is to be made; (b) payment of the principal amount prepaid together with all accrued and unpaid interest thereon to and including the Prepayment Date; and
(c) payment of all other sums then due under this Agreement, the Note, the Security Instruments and the other Loan Documents. Lender shall not be obligated to accept any prepayment unless it is accompanied by all sums due in connection therewith. If a Prepayment Notice is given by Lender pursuant to this Section 2.11, the outstanding principal balance of the Loan (or the portion thereof specified in the Prepayment Notice) and the other sums required under this
Section 2.11 shall be due and payable on the Prepayment Date.

         (b) If a Default Prepayment (defined below) occurs, Borrower shall pay to Lender the entire Loan, including, without limitation, the Prepayment Consideration. The term

"Default Prepayment" shall mean a prepayment of the principal amount of the Loan made after the occurrence of any Event of Default or an acceleration of the Maturity Date under any circumstances, including, without limitation, a prepayment occurring in connection with reinstatement of any Security Instrument provided by statute under foreclosure proceedings or exercise of a power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of a power of sale or otherwise.

         (c) Subject to compliance with and satisfaction of the terms and conditions of this Section 2.11 and provided no Event of Default has occurred and is continuing, Borrower may elect on any Payment Date after the earlier of
(x) the third (3rd) anniversary of the date hereof or (y) two (2) years from the "startup day" within the meaning of Section 860G(a)(9) of the Code of a REMIC Trust (the "Defeasance Lock-Out Termination Date"), to release a Real Property Asset from the Lien of the related Security Instrument (a "Release Property") by delivering to Lender (a "Defeasance"), as security for the payment of all interest due and to become due throughout the term of the Note and the Florida Note (defined below) on, and the principal balance of the Note and the Florida Note equal to, the outstanding principal balance of the Note and the Florida Note, Defeasance Collateral (defined below) with Collateral Value (defined below) sufficient, without consideration of any reinvestment of interest therefrom, to pay (1) all amounts then due relating to the Note, including accrued interest thereon, (2) an amount equal to the lesser of (A) the amount set forth on Schedule 9 for each Real Property Asset (the "Release Price") for the Release Property or the outstanding principal balance of the Note and the note evidencing the loan made pursuant to the Miami Lakes Loan Agreement (the "Florida Note") after giving effect to all prior Defeasances (the "Defeasance Amount"), and (3) the portion of the interest that will become due on the Defeasance Amount under the Note and the Florida Note on any date prior to and including the Anticipated Payment Date (all such interest as described in this clause (3) together with the Defeasance Amount and such amounts described in clause (1) being hereinafter referred to as the "Defeasance Property").

         (d) As a condition to any Defeasance, prior to any Defeasance, Borrower shall have delivered to Lender:

         (i) All necessary documents to amend and restate the Note to reflect that a portion of the principal balance of the Note and the Florida Note has been defeased (collectively, the "Defeased Note"). The Defeased Note (1) shall be in a principal amount equal to the Defeasance Amount, (2) shall be payable to the order of Lender, (3) shall be dated as of the date hereof, (4) shall mature on the Anticipated Payment Date (the "Defeased Maturity Date"),
              (5) shall be secured by the Defeasance Collateral delivered in connection with the Defeasance and shall otherwise contain substantially the same terms as the Note. The Defeased Note shall evidence a portion of the existing indebtedness hereunder and under the Florida Note and not any new or additional indebtedness of Borrower or Miami Lakes. A Defeased Note cannot be the subject of any further Defeasance.

         (ii) An opinion of Borrower's counsel in form reasonably satisfactory to Lender stating (1) that the Defeasance Collateral and the proceeds thereof have been duly and validly assigned and delivered to Lender and, subject to the filing of appropriate financing statements and/or taking and maintaining possession of the Defeasance Collateral, that Lender has a valid, perfected, first priority lien and security interest in the Defeasance Collateral delivered by Borrower and the proceeds thereof and all obligations, rights and duties under and to the Defeased Note, (2) that if the holder of the Note shall at the time of the release of a Release Property be a REMIC, (x) the Defeasance Collateral has been validly assigned to the REMIC Trust, (y) the Defeasance has been effected in accordance with the requirements of Treasury Regulation 1.860(g)-2(a)(8) (as such regulation may be amended or substituted from time to time) and will not be treated as an exchange pursuant to Section 1001 of the Code and (z) the tax qualification and status of the REMIC Trust as a REMIC will not be adversely affected or impaired as a result of the Defeasance, and
              (3) such other matters as Lender or its counsel may reasonably require.

        (iii) Written confirmation from the Rating Agencies that such Defeasance and release of the Release Property will not result in a withdrawal, downgrade or qualification of the then current ratings by the applicable Rating Agencies of the Securities and otherwise in form and substance reasonably satisfactory to Lender and its counsel. If required by the Rating Agencies, Borrower shall, at Borrower's expense (the cost of which shall be subject to Lender's prior approval, which approval shall not be unreasonably withheld), also deliver or cause to be delivered a non-consolidation opinion with respect to the Defeasance Obligor (defined below) in form and substance satisfactory to Lender and the Rating Agencies.

         (iv) A certificate of Borrower's independent certified public accountant certifying that the Defeasance Collateral generates monthly amounts equal to or greater than each monthly installment of principal and interest required to be paid under the Defeased Note through and including the Defeased Maturity Date and payments due thereon.

         (v) Evidence satisfactory to Lender that there are no subordinate Liens, mortgages, deeds of trust or other security instruments, as the case may be, encumbering the Real Property Assets remaining encumbered by the Lien of the Security Instruments or the Florida Property, including without limitation a "bring down" or "date down" of the title insurance policies insuring the Lien of the Security Instruments on such remaining Real Property Assets and the Florida Property.

         (vi) Payment of all Lender's costs and expenses, including due diligence review costs and reasonable counsel fees and disbursements incurred in connection with the release of the Release Property and the review and approval of the documents and information required to be delivered in connection therewith ("Release Expenses").

        (vii) Evidence satisfactory to Lender that the aggregate Debt Service Coverage Ratio with respect to the Real Property Assets remaining encumbered by the Lien of the Security Instruments and the Florida Property is equal to or greater than the greater of (1) 2.20 to 1.00, and (2) the aggregate Debt Service Coverage Ratio with respect to all of the Real Property Assets (including the Release Property) and the Florida Property for the twelve (12) full calendar months immediately prior to the release of the Release Property.

       (viii) Evidence reasonably satisfactory to Lender that Borrower and Miami Lakes Venture Associates are Solvent and shall not be rendered insolvent by the release of the Release Property.

         (ix) Borrower shall deliver such other certificates, documents or instruments as Lender may reasonably request.

         (e) In connection with any Defeasance hereunder, Lender shall, at its option, in each instance at Borrower's expense, establish or designate a successor entity, which shall be a Single Purpose Entity (the "Defeasance Obligor") and Borrower and Miami Lakes shall transfer and assign all obligations, rights and duties under and to the Defeased Note together with the pledged Defeasance Collateral to such Defeasance Obligor. Such Defeasance Obligor shall assume the obligations under the Defeased Note and any security agreement executed in connection with the Defeasance or the Defeasance Collateral delivered in connection therewith (the "Defeasance Security Agreement"), and Borrower and Miami Lakes shall be relieved of its obligations under such documents.

         (f) Each of the obligations of the United States of America that is part of the Defeasance Collateral which are not in bearer form shall be registered in the name of Lender or be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance wholly satisfactory to Lender (including, without limitation, such instruments as may be required by the depository institution holding such securities or by the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Collateral the first priority security interest therein in favor of the Lender in conformity with all applicable state and federal laws governing the granting of such security interests. Borrower shall authorize and direct that the payments received from such obligations shall be made directly to Lender or Lender's designee and applied to satisfy the obligations of Borrower under the Defeased Note. Borrower shall execute and deliver a Defeasance Security Agreement in form and substance reasonably satisfactory to Lender creating a first priority lien on the Defeasance Collateral delivered in connection with the Defeasance and the Obligations purchased with the Defeasance Collateral.

         (g) The Defeasance Collateral shall generate payments on or prior to, but as close as possible to, the Business Day prior to each successive Payment Date after the Defeasance Date upon which payments are required under this Agreement, the Miami Lakes Loan Agreement and the Defeased Note, including the amount of accrued interest together with the outstanding principal balance of the Defeased Note which would be due on the Defeased Maturity Date (the "Scheduled Defeasance Payments").

         (h) Notwithstanding any release of the Security Instrument granted pursuant to this Section 2.11 or any Defeasance hereunder, Borrower shall and hereby agrees to continue to be bound by and obligated under Sections 3.1, 11.2 and Article 13 of the related Security Instrument; provided however that all references therein to "Property" or "Personal Property" shall be deemed to refer only to the Defeasance Collateral delivered to Lender.

         (i) All Defeasance Collateral shall be used and applied first to defease a portion of the Note in the amount of the Allocated Loan Amount applicable to the Release Property and thereafter to defease pro-rata portions of the Note applicable to the Real Property Assets remaining encumbered by the Security Instruments and Loan Documents and, to the extent not already defeased in whole, the Florida Note, together with such amount that is necessary for the payment of all interest due and to become due with respect to such portion of the Note and the Florida Note.

         (j) Any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the creation of the Defeased Note, the modification of the Note, or otherwise required to accomplish the Defeasance shall be paid by Borrower simultaneously with the occurrence of any Defeasance.

         (k) The term "Defeasance Collateral" as used herein shall mean non-callable and non-redeemable securities evidencing an obligation to timely pay principal and interest in a full and timely manner that are direct obligations of the United States of America for the payment of which its full faith and credit is pledged.

         (l) The term "Collateral Value" as used herein shall mean as of any date with respect to Defeasance Collateral delivered to Lender, the aggregate amount of payments of principal of such Defeasance Collateral and the predetermined and certain income therefrom that will be paid or payable to Lender on or before the Business Day prior to each day on which payments are due on the obligations in respect of which such Defeasance Collateral was delivered, without consideration of any reinvestment of such income, all as certified in writing by a recognized and reputable independent certified public accounting firm or investment banking firm selected by Borrower.

         Section 2.12 Mandatory Prepayments. On each date after the Closing Date on which Borrower actually receives a distribution of any Insurance Proceeds or Condemnation Proceeds in respect of any of the Real Property Assets, and if Lender does not make such proceeds available to Borrower for the restoration of any Real Property Asset under the terms of the Security Instruments, Borrower shall prepay, without any Prepayment Consideration, the outstanding principal balance of the Loan in an amount equal to the lesser of
(i) one hundred percent (100%) of such proceeds and the (ii) the Allocated Loan Amount with respect to such Real Property Asset. All prepayments made pursuant to this subsection shall be applied in accordance with the provisions of Section 2.13, and the Available Facility Amount shall be reduced by such amount. The Allocated Loan Amount with respect to such Real Property Asset will be reduced in an amount equal to such prepayment.

         Section 2.13. Application of Payments. Subject to the terms hereof, provided that no Event of Default has occurred and is continuing, each and every payment made by Borrower to Lender in accordance with the terms of the Note and/or the terms of any other Loan Document, all other proceeds received by Lender with respect to the Loan and all funds on deposit in the Cash Collateral Account, shall be applied in the following order of priority:

         (a)  If due prior to the Anticipated Payment Date:

              first, to the payment of Basic Carrying Costs in accordance with the terms and conditions of Section 8 of this Agreement;

              second, to the payment of the Monthly Debt Service Payment Amount for the related Payment Date, applied first to the payment of all interest accrued and payable under the Note computed at the Regular Interest Rate and the balance, to the payment of the outstanding principal balance of the Note;

              third, to the payment of any other amounts then due and payable to the Lender under the Note or under the Loan Documents;

              last, to the extent there are funds on deposit in the Cash Collateral Account, to the Distribution Account, from which Borrower may withdraw any or all sums on deposit therein.

         (b)  If due on or after the Anticipated Payment Date:

              first, to the payment of Basic Carrying Costs in accordance with the terms and conditions of Section 8 of this Agreement;

              second, to the payment of the Monthly Debt Service Payment Amount for the related Payment Date, applied first to the payment of all interest accrued and payable under the Note computed at the Regular Interest Rate and the balance, to the payment of the outstanding principal balance of the Note;

              third, to the payment of any other amounts then due and payable to the Lender under the Note or under the Loan Documents;

              fourth, and to the extent there are funds on deposit in the Cash Collateral Account, to the payment of monthly Operating Expenses incurred in accordance with the related Approved Annual Budget pursuant to a written request for payment submitted by Borrower to Lender specifying the individual Operating Expenses in a form acceptable to Lender;

              fifth, to the payment of the outstanding principal balance of the Note;

              sixth, to the payment of Accrued Interest; and

              last, to the extent there are funds on deposit in the Cash Collateral Account, to the payment of such excess funds to Borrower.

              Section 2.14 Method and Place of Payment. (a) Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made to Lender not later than 1:00 P.M., New York City time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds at Lender's Office, and any funds received by Lender after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day.

              (b) Except as expressly provided to the contrary in Section 2.06 hereof, whenever any payment to be made hereunder or under the Note or other Loan Documents shall be stated to be due on a day which is not an Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

              (c) All payments made by Borrower hereunder, under the Note and the other Loan Documents, shall be made irrespective of, and without any deduction for, any setoff or counterclaims.

              Section 2.15 Intentionally Deleted.

              Section 2.16 Intentionally Deleted.

              Section 2.17 Intentionally Deleted.

              Section 2.18 Intentionally Deleted.

              Section 2.19 Taxes. (a) All payments made by Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority arising solely as a result of this Loan excluding, in the case of Lender, any taxes imposed on Lender's revenues, net income and franchise taxes imposed on Lender by the United States of America or any taxing authority thereof, the jurisdiction under the laws of which Lender is organized or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which Lender is doing business or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "Taxes").

         (b) Notwithstanding anything to the contrary herein, if at any time or from time to time Taxes are required to be deducted or withheld from the payments required to be made to Lender hereunder solely by reason of a Change in Law after the date hereof (other than as a result of any transfer or assignment of any of the obligations of Borrower), all payment required to be made by Borrower hereunder (including any additional amounts that may be payable pursuant to this clause (b)) shall be increased to the extent required so that the net amount received by Lender after the deduction or withholding of Taxes imposed solely by reason of a Change in Law after the date hereof will be not less than the full amount that would otherwise have been receivable had no such deduction or withholding been imposed by reason of such Change in Law. In the event that this clause (b) shall be operative, Borrower shall promptly provide to Lender evidence of payment of such Taxes to the appropriate taxing authority and shall promptly forward to Lender any official tax receipts or other documentation with respect to the payment of the Taxes as may be issued by the taxing authority. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Lender the required receipts or other required documentary evidence, Borrower shall indemnify Lender for any incremental taxes, interest or penalties that may become payable by Lender as a result of any such failure. The agreements in this Section 2.19 shall survive the termination of this Agreement and the payment of the Note and all other Obligations for a period of one (1) year.

         (c) For purposes of this Section 2.19 the term "Change in Law" shall mean the following events: (i) the enactment of any legislation by the United States, including the enactment, amendment or modification of a treaty; (ii) the lapse, by its terms, of any law of the United States or any treaty to which the United States is a party; or (iii) the promulgation of any temporary or final regulation under the Code.

         Section 2.20 Intentionally Deleted

         Section 2.21 Intentionally Deleted

         Section 2.22 Intentionally Deleted

         Section 2.23 Intentionally Deleted.

         Section 2.24 Intentionally Deleted

         Section 2.25 Intentionally Deleted.

         Section 2.26 Intentionally Deleted

         Section 2.27 Intentionally Deleted

         Section 2.28 Intentionally Deleted

         SECTION 3. CONDITIONS PRECEDENT.

         Section 3.01 Conditions Precedent to the Loan. The obligation of Lender to make the Loan on the Closing Date is subject to the satisfaction by Borrower on the Closing Date of the following conditions precedent:

         (a) Loan Documents.

             (i) Loan Agreement. Borrower shall have executed and delivered this Agreement to Lender.

             (ii) The Note. Borrower shall have executed and delivered to Lender the Note in the amount, maturity and as otherwise provided herein.

             (iii) Security Instruments. Borrower shall have executed and delivered to Lender mortgages, deeds of trust, deeds to secure debt or other security instruments (as amended, restated, modified or supplemented from time to time, collectively, the "Security Instruments"), with respect to each of the Real Property Assets.

             (iv) Assignment of Leases and Rents. Borrower shall have executed and delivered an Assignment of Leases and Rents (as amended, restated, modified or supplemented from time to time, the "Assignment of Leases and Rents"), with respect to each of the Real Property Assets.

             (v) Environmental Indemnity. Borrower shall have executed and delivered to Lender an Environmental Indemnity (as amended, restated, modified or supplemented from time to time the "Environmental Indemnity"), with respect to each of the Real Property Assets.

             (vi) Certificate of Compliance and Indemnification Agreement. Borrower shall have executed and delivered to Lender a Certificate of Compliance and Indemnification Agreement (as amended, restated, modified or supplemented from time to time, the "Certificate of Compliance and Indemnification Agreement"), with respect to each of the Real Property Assets.

             (vii) Assignment of Contracts. Borrower shall have executed and delivered to Lender an Assignment of Agreements, Permits and Contracts (as amended, restated, modified or supplemented from time to time, the "Assignment of Contracts"), with respect to each of the Real Property Assets.

         (b) Opinions of Counsel.

         Lender shall have received legal opinions, dated the Closing Date, from counsel to Borrower, in form and substance satisfactory to Lender and its counsel, that, among other things: (i) this Agreement and the Loan Documents have been duly authorized, executed and delivered by Borrower and are valid and enforceable in accordance with their terms, subject to bankruptcy and equitable principles; (ii) that Borrower is qualified to do business and in good standing under the laws of the jurisdiction in which it is organized, in which it is transacting business and where the Real Property Assets are located;
(iii) the encumbrance of the Real Property Assets with the liens of the Loan Documents shall not cause a breach of, or a default under, any agreement, document or instrument to which Borrower is a party or to which any of its properties are bound or affected; (iv) upon recording and filing of the Security Instruments, Lender will have a valid and perfected Lien in the Collateral; and
(v) the Loan does not violate any usury laws.

         (c) Organizational Documents. (i) Lender shall have received (A) with respect to General Partner, its operating agreement, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by its manager or member together with the articles of organization, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the appropriate Secretary of State as of the date not more than thirty (30) days prior to the Closing Date, together with a good standing certificate from such Secretary of State and a good standing certificate from the Secretaries of State of each other state in which each Real Property Asset is located, each to be dated a date not more than thirty (30) days prior to the Closing Date, (B) with respect to Managing Member, the certificate of incorporation, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than thirty (30) days prior to the Closing Date, together with a good standing certificate from such Secretary of State and a good standing certificate from the Secretaries of State (or the equivalent thereof) of each other State in which each Real Property Asset is located, each to be dated a date not more than thirty (30) days prior to the Closing Date, and (C) with respect to Borrower, its agreement of limited partnership, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by its general partner, together with a copy of its certificate of limited partnership, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than thirty (30) days prior to the Closing Date, together with a good standing certificate from such Secretary of State and a good standing certificate from the Secretary of State (or the equivalent thereof) of each State in which the Real Property Assets are located, each to be dated not more than thirty (30) days prior to the Closing Date.

         (ii) The partnership agreement of Borrower and the operating agreement of General Partner must (A) provide that the company or partnership will only dissolve upon the withdrawal, dissolution or bankruptcy of the last remaining member or general partner, as applicable, but the company or partnership will not be dissolved if the remaining members or general partners, as applicable, within ninety (90) days, by unanimous consent elect to continue the (and appoint a new managing member or general partner in the case of the withdrawal, dissolution or bankruptcy of the last remaining managing member or general partner, as applicable), (B) provide that the dissolution and winding up or insolvency filing of such company or partnership requires the unanimous consent of all members and general partner, and (C) include provisions substantially similar to those contained in Section 6.06(a). The articles of incorporation of Managing Member each Principal must include provisions substantially similar to those contained in Section 6.06(a).

         (d) Certified Resolutions, etc. Lender shall have received a certificate of the secretary or assistant secretary of Managing Member for itself and on behalf of Borrower and its general partner, as the case may be, and dated the Closing Date, certifying (i) the names and true signatures of the incumbent officers authorized to sign the applicable Loan Documents, (ii) the by-laws as in effect on the Closing Date, (iii) the resolutions of the board of directors approving and authorizing the execution, delivery and performance of all Loan Documents executed by Managing Member for itself and on behalf of Borrower and its general partner, as the case may be, and (iv) that there have been no changes in the certificate of incorporation of such Person since the date of the most recent certification thereof by the appropriate Secretary of State.

         (e) Insurance. Lender shall have received certificates of insurance demonstrating insurance coverage in respect of each of the Real Property Assets of types, in amounts, and with insurers satisfactory to Lender and otherwise in compliance with the terms, provisions and conditions of the Security Instrument.

         (f) Lien Search Reports. Lender shall have received satisfactory (i.e., showing no Liens other than Permitted Liens) UCC searches, together with, to the extent available, tax and judgment searches conducted in the appropriate jurisdictions by a search firm acceptable to Lender with respect to the Real Property Assets, Borrower and General Partner (collectively, the "UCC Searches").

         (g) Financing Statements. Lender shall have received UCC-l financing statements (the "Financing Statements") signed by Borrower, as debtor, naming Lender, as secured party, and to be filed in the appropriate offices of each jurisdiction where the Real Property Assets and Borrower are located.

         (h) Title Insurance Policies; Surveys. Lender shall have received (i) with respect to all Real Property Assets, title insurance policies issued by a title insurance company satisfactory to Lender insuring the lien of the Security Instruments on such Real Property Assets, in form and substance satisfactory to Lender insuring that the Security Instruments are a first lien on the good and marketable fee simple title of Borrower to such Real Property Assets, in an amount equal to the amount of the Allocated Loan Amount for each such Real Property Asset, together with a "tie-in" and first loss endorsement satisfactory to Lender, or, if such endorsement is not available in the state in which such Real Property Asset is located, in an amount equal to the Release Price for such Real Property Asset, together with a "last dollar endorsement" (the "Title Policy"), and (ii) a recent survey with respect to each of the Real Property Assets certified to Lender, its successors and assigns, dated within 60 days prior to the Closing Date prepared by a land surveyor licensed in each of the states where the Real Property Assets are located pursuant to the then current ALTA/ACSM standards for title surveys and otherwise reasonably satisfactory to Lender.

         (i) Financial Statements. Lender shall have received for each Real Property Asset, annual operating statements and occupancy statements for Borrower"s most recent fiscal year together with current year to date operating statements, current occupancy statements and the approved operating and capital budget for the current fiscal year. Such financial statements shall be acceptable to Lender in its sole discretion, and each such statement shall be certified by the general partner of Borrower that, as of the Closing Date, there has been no material adverse change in the financial condition of any Real Property Assets, Borrower or General Partner since the date thereof.

         (j) Environmental Matters. Lender shall have received the Environmental Reports.

         (k) Fees and Operating Expenses. Lender shall have received, for its account, all agreed upon fees due and payable hereunder on or before the Closing Date.

         (l) Consents, Licenses, Approvals, etc. Lender shall have received certified copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by Borrower and General Partner, and the validity and enforceability, of the Loan Documents, or in connection with the Loan, and such consents, licenses and approvals shall be in full force and effect.

         (m) Appraisals. Lender shall have completed its internal valuation of the Real Property Assets and the value of the Real Property Assets as determined pursuant to Lender's internal valuations is satisfactory to Lender.

         (n) Engineering Reports. Lender shall have received and approved of, in its sole discretion, the Engineering Reports for each of the Real Property Assets.

         (o) Zoning Compliance. Lender shall have received evidence reasonably satisfactory to Lender to the effect that each of the Real Property Assets and the use thereof are in substantial compliance with the applicable zoning, subdivision, and all other applicable federal, state or local laws and ordinances affecting each of the Real Property Assets, and that all building and operating licenses and permits as well as all other licenses, permits, certifications, registrations or similar filings necessary for the use and occupancy of each of the Real Property Assets as manufactured housing communities including, if applicable, current certificates of occupancy, have been obtained and are in full force and effect and in good standing.

         (p) Leases. Lender shall have received certified copies of the standard forms of Lease and Registration Agreement which will be used by Borrower in leasing space in each of the Real Property Assets which shall be reasonably satisfactory to Lender.

         (q) Contracts and Agreements. Lender shall have received certified copies of all material contracts and agreements relating to the management, leasing and operation of each of the Real Property Assets, each of which shall be reasonably satisfactory to Lender.

         (r) Intentionally Deleted.

         (s) Representations and Warranties. Lender shall have received a certification by General Partner, for itself and as general partner of Borrower, certifying that to the best of its knowledge all of the representations and warranties contained in this Agreement, the Security

Instruments and the other Loan Documents are true and correct with respect to each of the Real Property Assets and Borrower, and that there is no Default or Event of Default hereunder.

         (t) Intentionally Deleted.

         (u) Certification as to Applicable Laws. Lender shall have received a certification by General Partner for itself and as general partner of Borrower certifying that to Borrower's and General Partner's best knowledge, each Real Property Asset is in compliance with all Applicable Laws relating to such Real Property Asset as of the Closing Date.

         (v) Additional Matters. Lender shall have received such other certificates, opinions, documents and instruments relating to the Loan as may have been reasonably requested by Lender, and all corporate and other proceedings and all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the Loan shall be reasonably satisfactory in form and substance to Lender.

         Section 3.02 Condition Precedent to the Closing. The obligation of Lender to make the Loan is subject to the satisfaction on the Closing Date of the following conditions precedent:

         (a) Representations and Warranties. The representations and warranties contained herein and in the other Loan Documents (other than representations and warranties which expressly speak only as of a different date) shall be true and correct in all material respects on such date both before and after giving effect to the making of the Loan.

         (b) No Monetary Default or Event of Default. No Monetary Default or Event of Default shall have occurred and be continuing on such date either before or after giving effect to the making of the Loan.

         (c) No Injunction. No law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which in the good faith judgment of Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making of the Loan or Borrower's obligation to pay (or Lender's right to receive payment of) the Loan or the other Obligations or the consummation of the Loan.

         (d) No Material Adverse Change. No event, act or condition shall have occurred after the Closing Date which, in the reasonable judgment of Lender has had or would have a Material Adverse Effect.

         (e) Intentionally Deleted.

         (f) No Litigation. Except for matters identified on Schedule 4 (as the same may be amended or supplemented), no actions, suits or proceedings shall be pending or threatened with respect to the Loan Documents, Borrower, General Partner or with respect to the

Real Property Assets, that could, in the aggregate, result in a Material Adverse Effect and matters identified on Schedule 4, in the aggregate, do not result in a Material Adverse Effect.

         (g) Intentionally Deleted.

         (h) Payment of Taxes. Lender shall have received proof of payment of any required recording fees, mortgage recording taxes, documentary stamp taxes, intangibles taxes or other similar costs in connection with the making of the Loan.

         (i) Intentionally Deleted.

         (j) Additional Matters. Lender shall have received such other certificates, opinions, documents and instruments relating to the Loan as may have been reasonably requested by Lender, and all corporate and other proceedings and all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the Loan shall be satisfactory in form and substance to Lender.

         Section 3.03 Acceptance of Loan. The acceptance by Borrower of the proceeds of the Loan shall constitute a representation and warranty by Borrower to Lender that all of the conditions required to be satisfied under this Section 3 in connection with the making of the Loan and all of the terms and provisions of this Agreement have been satisfied.

         Section 3.04 Sufficient Counterparts. All certificates, agreements, legal opinions and other documents and papers referred to in this Section 3, unless otherwise specified, shall be delivered to Lender and shall be satisfactory in form and substance to Lender in its sole discretion (unless the form thereof is prescribed herein) and Borrower shall deliver sufficient counterparts of all such materials for distribution to Lender.

         SECTION 4. REPRESENTATIONS AND WARRANTIES.

         In order to induce Lender to enter into this Agreement and to make the Loan, Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Agreement and the Note and the making of the Loan:

         Section 4.01 Corporate/Partnership/Limited Liability Company Status. Each of Borrower, General Partner and Managing Member (a) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has all requisite corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets (including the Real Property Assets) and to transact the business in which it is engaged or presently proposes to engage (including the Loan) and (c) has duly qualified and is authorized to do business and is in good standing as a foreign corporation or foreign partnership or foreign limited liability company, as the case may be, in every jurisdiction in which it owns or leases real property (including the Real Property Assets) or in which the nature of its business requires it to be so qualified.

         Section 4.02 Corporate/Partnership/Limited Liability Company Power and Authority. Each of Borrower, General Partner and Managing Member has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of such Loan Documents. Each of Borrower, General Partner and Managing Member has duly executed and delivered each such Loan Document, and each such Loan Document constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforcement may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally, or general principles of equity whether enforcement is sought in a proceeding in equity or at law.

         Section 4.03 No Violation. To the best of Borrower's or General Partner's knowledge, neither the execution, delivery or performance by Borrower, General Partner or Managing Member of the Loan Documents to which it is a party, nor the compliance by Borrower, General Partner or Managing Member with the terms and provisions thereof nor the consummation of the Loan, (a) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, or (b) will conflict with or result in any material breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Instruments and the Loan Documents) upon any of the property or assets (including the Real Property Assets) of Borrower, General Partner or Managing Member pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower, General Partner or Managing Member is a party or by which it or any of its property or assets (including the Real Property Assets) is bound or to which it may be subject, or (c) will, with respect to Borrower, General Partner, violate any provisions of its partnership or operating agreement, or (d) will, with respect to Managing Member, violate any provision of its certificate of incorporation or by-laws.

         Section 4.04 Litigation. Except as set forth on Schedule 4, there are no actions, suits or proceedings pending or, to the best of Borrower's or General Partner's knowledge, threatened with respect to any of the Loan Documents, Borrower, General Partner, Managing Member, or with respect to the Real Property Assets, that could, in the aggregate, result in a Material Adverse Effect. All matters set forth on Schedule 4 do not, in the aggregate, result in a Material Adverse Effect.

         Section 4.05 Financial Statements: Financial Condition; etc. The statements and other reports delivered pursuant to Section 3.01(i) were prepared in accordance with GAAP consistently applied and fairly present the financial condition and the results of operations of Borrower and the Real Property Assets covered thereby as of the dates and for the periods covered thereby, except as disclosed in the notes thereto and, with respect to interim financial statements and other reports, subject to usual year-end adjustments. Neither Borrower, General Partner nor Managing Member has any material liability (contingent or otherwise) not reflected in such financial statements and other reports or in the notes thereto. There has been no adverse change in any condition, fact, circumstance or event that would make any such information materially inaccurate, incomplete or otherwise misleading or would affect Borrower's, General Partner's or Managing Member's ability to perform its obligations under this Agreement.

         Section 4.06 Solvency. On the Closing Date and after and giving effect to the Loan, Borrower, General Partner and Managing Member will be Solvent. Borrower has received reasonably equivalent value for the granting of the Security Instruments.

         Section 4.07 Material Adverse Change. Since the date of the most recent audited financial statements delivered pursuant to Section 3.01(i), there has occurred no event, act or condition, and to the best of Borrower"s knowledge, there is no prospective event or condition which has had, or could have, a Material Adverse Effect.

         Section 4.08 Use of Proceeds; Margin Regulations. No part of the proceeds of the Loan will be used by Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of the Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Federal Reserve Board.

         Section 4.09 Governmental Approvals. To the best of Borrower's knowledge, no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with (i) the execution, delivery and performance of any Loan Document or (ii) the legality, validity, binding effect or enforceability of any Loan Document.

         Section 4.10 Security Interests and Liens. The Security Instruments create, as security for the Obligations, valid and enforceable Liens on all of the Collateral, in favor of Lender and subject to no other liens (except for Permitted Liens), except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. Upon the satisfaction of the condition precedent described in Section 3.01(g), such security interests in and Liens on the Collateral shall be perfected and shall be superior to and prior to the rights of all third parties in the Collateral (except for Permitted Liens), and, other than in connection with any future change in Borrower"s or General Partner"s name or the location of the Collateral, Borrower or General Partner"s principal place of business, no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than the filing of continuation statements in accordance with applicable law.

         Section 4.11 Tax Returns and Payments. Borrower and General Partner have filed all federal, state, county, municipal and city income and other tax returns required to be filed by them for which the filing date has passed and not been extended and have paid all taxes and assessments payable by such Persons which have become due, other than (a) those not yet delinquent or (b) those that are reserved against in accordance with GAAP which are being diligently contested in good faith by appropriate proceedings. Neither Borrower nor General

Partner knows of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years which could result in a Material Adverse Effect.

         Section 4.12 ERISA. (a) Neither Borrower nor General Partner has any Employee Benefit Plans other than those listed on Schedule 5. No accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA) or Reportable Event has occurred with respect to any Plan. As of the Closing Date, the Unfunded Benefit Liabilities do not in the aggregate exceed $500,000. Borrower and each member of its respective ERISA Controlled Group have complied in all material respects with the requirements of ERISA and the Code and plan documents for each Employee Benefit Plan and Plans and are not in default (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan. Neither Borrower, General Partner nor any member of their respective ERISA Controlled Groups is subject to any present or potential liability or withdrawal liability or annual withdrawal liability payments, which, individually or in the aggregate, could materially adversely affect any of such Persons. To the best knowledge of Borrower, no Multiemployer Plan is or is likely to be in reorganization (within the meaning of Section 4241 of ERISA or Section 418 of the Code) or is insolvent (as defined in Section 4245 of ERISA). No material liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Plan or any trust established under Title IV of ERISA has been, or is expected by Borrower or General Partner, or any member of their respective ERISA Controlled Group to be incurred by Borrower, General Partner, or any member of their respective ERISA Controlled Group. Except as otherwise disclosed on Schedule 5 hereto, none of Borrower, General Partner, or any member of their respective ERISA Controlled Group has any contingent liability with respect to any post-retirement benefit under any "welfare plan" (as defined in Section 3(1) of ERISA), other than liability for continuation coverage under Part 6 of Title I of ERISA. No lien under Section 412(n) of the Code or 302(f) of ERISA or requirement to provide security under
Section 401(a)(29) of the Code or Section 307 of ERISA has been or is reasonably expected by Borrower or General Partner to be imposed on the assets of Borrower, General Partner or any member of their respective ERISA Controlled Group. Neither Borrower nor General Partner is a party to any collective bargaining agreement. Neither Borrower, General Partner nor any of their respective ERISA Controlled Group has engaged in any transaction prohibited by Section 406 of ERISA or Section 4975 of the Code.

         (b) As of the date hereof and throughout the term of this Agreement (i) neither Borrower nor General Partner is an "employee benefit plan" as defined in
Section 3(3) of ERISA, which is subject to Title I of ERISA, and (ii) the assets of Borrower and the assets of General Partner do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

         (c) As of the date hereof and throughout the term of this Agreement (i) Borrower and General Partner are not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA and (ii) transactions by or with Borrower and General Partner are not and will not be subject to state statutes applicable to Borrower and General Partner regulating investments of and fiduciary obligations with respect to governmental plans.

         Section 4.13 Representations and Warranties in Loan Documents. All representations and warranties made by Borrower in the Loan Documents are true and correct in all material respects.

         Section 4.14 True and Complete Disclosure. To the best of Borrower's knowledge, all factual information (taken as a whole) furnished by or on behalf of Borrower, General Partner or the Managing Member in writing to Lender on or prior to the Closing Date, for purposes of or in connection with this Agreement or the Loan (the "Furnished Information") is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrower, General Partner or Managing Member in writing to Lender will be, true, accurate and complete in all material respects and will not omit any material fact necessary to make such information (taken as a whole) not misleading on the date as of which such information is dated or furnished. As of the Closing Date, there are no facts, events or conditions directly and specifically affecting Borrower, General Partner or Managing Member known to Borrower or General Partner and not disclosed to Lender, in the Furnished Information, in the Schedules attached hereto or in the other Loan Documents, which in the aggregate, have or could be expected to have a Material Adverse Effect.

         Section 4.15 Ownership of Real Property; Existing Security Instruments. Borrower has good and marketable fee simple title in all of the Real Property Assets and good title to all of their personal property subject to no Lien of any kind except for Permitted Liens. As of the date of this Agreement, there are no options or other rights to acquire any of the Real Property Assets that run in favor of any Person and there are no mortgages, deeds of trust, indentures, debt instruments or other agreements creating a Lien against any of the Real Property Assets except the Permitted Liens.

         Section 4.16 No Default. No Default or Event of Default exists under or with respect to any Loan Document. Neither Borrower, General Partner nor Managing Member is in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its properties or assets is bound in any respect, the existence of which default could result in a Material Adverse Effect.

         Section 4.17 Licenses, etc. Borrower has obtained and holds in full force and effect, all material franchises, trademarks, tradenames, copyrights, licenses, permits, certificates, registrations, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the operation of the Real Property Assets and their respective businesses as presently conducted including, without limitation, the filing of any required prospectus and/or the maintenance of any licenses or permits, the payment of any fees in connection therewith for the operation of the Real Property Assets as manufactured housing communities.

         Section 4.18 Compliance With Law. To the best knowledge of Borrower, Borrower and General Partner are in compliance with all Applicable Laws and other laws, rules, regulations, orders, judgments, writs and decrees, noncompliance with which could result in a Material Adverse Effect.

         Section 4.19 Brokers. Borrower and Lender hereby represent and warrant that no brokers or finders were used in connection with procuring the financing contemplated hereby (and Borrower hereby agrees to indemnify and save Lender harmless from and against any and all liabilities, losses, costs and expenses (including attorneys' fees or court costs) suffered or incurred by Lender as a result of any claim or assertion by any party claiming by, through or under Borrower), that it is entitled to compensation in connection with the financing contemplated hereby and Lender hereby agrees to indemnify and save Borrower harmless from and against any and all liabilities, losses, costs and expenses (including attorneys' fees or court costs) suffered or incurred by Borrower as a result of any claim or assertion by any party claiming by, through or under Lender that it is entitled to compensation in connection with the financing contemplated hereby.

         Section 4.20 Judgments. There are no judgments, decrees, or orders of any kind against Borrower, General Partner or Managing Member unpaid of record which would materially or adversely affect the ability of Borrower, General Partner or Managing Member to comply with its obligations under the Loan or this Agreement in a timely manner. There are no federal tax claims or liens assessed or filed against Borrower, General Partner or Managing Member, and to the best of Borrower's knowledge, there are no material judgments against Borrower, General Partner or Managing Member unsatisfied of record or docketed in any court of the States in which the Real Property Assets are located or in any other court located in the United States. No petition in bankruptcy or similar insolvency proceeding has ever been filed by or against Borrower, General Partner or Managing Member, and neither Borrower, General Partner nor Managing Member has ever made any assignment for the benefit of creditors or taken advantage of any insolvency act or any act for the benefit of debtors.

         Section 4.21 Property Manager. As of the date hereof, the manager of the Real Property Assets is Sun Communities Operating Limited Partnership.

         Section 4.22 Intentionally Deleted.

         Section 4.23 Intentionally Deleted.

         Section 4.24 Trade Names. Borrower does not conduct any business with respect to the Real Property Assets under any trade names other than as set forth on Schedule 6 attached hereto.

         Section 4.25 Survival. The foregoing representations and warranties shall survive the execution and delivery of this Agreement and shall continue in full force and effect until the indebtedness evidenced by the Note has been fully paid and satisfied and Lender shall have no further commitment to advance funds hereunder.

         SECTION 5. AFFIRMATIVE COVENANTS.

         Borrower covenants and agrees that on and after the Closing Date and until the Obligations are paid in full:

         Section 5.01 Books and Records. (a) Borrower, General Partner and Managing Member shall keep adequate books and records of account in accordance with GAAP, or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender:

                   (i) quarterly operating statements of each Real Property Asset, prepared and certified by Borrower in the form required by Lender, detailing the Rents received, the Operating Expenses incurred and the Net Operating Income before and after debt service (principal and interest) and major capital improvements for that quarter and containing appropriate year to date information, and containing a comparison for such quarter and year-to-date information with the annual budget delivered pursuant to Subsection 5.01(a)(vi), within sixty (60) days after the end of each fiscal quarter;

                   (ii) quarterly certified rent rolls signed and dated by Borrower, detailing the names of all tenants of each Real Property Asset, the portion of each Real Property Asset occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within sixty (60) days after the end of each fiscal quarter;

                   (iii) an annual operating statement of each Real Property Asset detailing the Rents received, total Operating Expenses incurred, Net Operating Income, total cost of all capital improvements, total debt service and total cash flow, and containing a comparison for such period with the annual budget delivered pursuant to Subsection 5.01(a)(vi), to be prepared and certified by Borrower in the form required by Lender, within ninety (90) days after the close of each fiscal year of Borrower;

                   (iv) quarterly financial statements of Borrower in the form required by Lender, prepared and certified by Borrower within sixty
         (60) days after the end of each fiscal quarter;

                   (v) an annual balance sheet and profit and loss statement of Borrower in the form required by Lender, prepared and certified by Borrower or if required by Lender, audited financial statements prepared by an independent certified public accountant acceptable to Lender, within ninety (90) days after the close of each fiscal year of Borrower as the case may be; and

                   (vi) an annual operating and capital budget presented on a monthly basis consistent with the quarterly and annual operating statements described above for the each Real Property Asset, including cash flow projections for the upcoming year, and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year.

         (b) Upon request from Lender, Borrower and its Affiliates shall furnish to Lender:

                   (i) a property management report for each Real Property Asset, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender, in reasonable detail and certified by Borrower under penalty of perjury to be true and complete, but no more frequently than quarterly; and

                   (ii) an accounting of all security deposits and other lease guaranties held in connection with any Lease of any part of any Real Property Assets, including, with respect to security deposits, the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions.

                   (iii) Borrower and its Affiliates shall furnish Lender with such other additional financial or management information as may, from time to time, be required by Lender in form and substance satisfactory to Lender.

                   (iv) Borrower and its Affiliates shall furnish to Lender and its agents convenient facilities for the examination, copying and audit of any such books and records. Within a reasonable time after request by Lender, Borrower and its Affiliates shall provide any other information with respect to the Real Property Assets and the financial condition of Borrower and its Affiliates as Lender may from time to time request.

         (c) Notice of Default or Litigation. Promptly after a Responsible Officer of Borrower knows or, in the reasonable execution of its duties and responsibilities as such Responsible Officer, should have known thereof, Borrower shall give Lender notice of (i) the occurrence of a Default or any Event of Default, (ii) the occurrence of (x) any event of default, under any partnership agreement of Borrower, any mortgage, deed of trust, indenture or other debt or security instrument, covering any of the assets of Borrower or General Partner, which, if not cured, could result in a Material Adverse Effect, or (y) any event of default under any other material agreement to which Borrower or General Partner is a party, which, if not cured, could result in a Material Adverse Effect, (iii) any litigation or governmental proceeding pending or threatened (in writing) against Borrower or General Partner which could result in a Material Adverse Effect and (iv) any other event, act or condition which could result in a Material Adverse Effect. Each notice delivered pursuant to this Section 5.01(c) shall be accompanied by a certificate of a Responsible Officer of Managing Member for itself and on behalf of Borrower and its general partner setting forth the details of the occurrence referred to therein and describing the actions Borrower and General Partner propose to take with respect thereto.

         Section 5.02 Books, Records and Inspections. Borrower shall, at Borrower's principal place of business or at each Real Property Asset, keep proper books of record and account in which full, true and correct entries shall be made. Borrower shall permit officers and designated representatives of Lender to visit and inspect any of the Real Property Assets, and to examine and copy the books of record and account of Borrower, General Partner, Managing Member and the Real Property Assets (including, without limitation, leases, statements, bills and invoices), discuss the affairs, finances and accounts of Borrower, General Partner and Managing Member and be advised as to the same by, its and their officers and independent accountants, all upon reasonable notice and at such reasonable times as Lender may desire but no more often than quarterly, provided that an Event of Default has not occurred.

         Section 5.03 Maintenance of Insurance. Borrower shall (a) maintain with financially sound and reputable insurance companies insurance on itself and its properties in commercially reasonable amounts and with respect to the Real Property Assets in at least such amounts and against at least such risks as are required under the Security Instruments, (b) maintain Lender as named additional insured in respect of any such liability insurance required to be maintained under the Security Instruments, and (c) furnish to Lender from time to time, upon written request, certificates of insurance or certified copies or abstracts of all insurance policies required under this Agreement and the other Loan Documents and such other information relating to such insurance as Lender may reasonably request.

         Section 5.04 Taxes. Borrower, General Partner and Managing Member shall pay or cause to be paid, when due (i.e., before any penalty or fine could be levied or charged), all taxes, charges and assessments and all other lawful claims required to be paid by Borrower, General Partner or Managing Member, except as contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves have been established with respect thereto in accordance with GAAP. Upon request from Lender, Borrower shall provide evidence to Lender of payment of such taxes, charges, assessments and other lawful claims.

         Section 5.05 Corporate Franchises; Conduct of Business. (a) Borrower shall do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and good standing in the State of its organization and in each state in which a Real Property Asset is located, and its respective franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals, except where the failure to so preserve any of the foregoing (other than existence and good standing) could not result in a Material Adverse Effect.

         (b) Borrower, General Partner and Managing Member shall carry on and conduct its business in substantially the same manner and substantially the same field of enterprise as it is presently conducted.

                  Section 5.06 Compliance with Law. Borrower, General Partner and Managing Member shall comply with all Applicable Laws, rules, statutes, regulations, decrees and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of their business and the ownership of their property (including the Real Property Assets) in all material respects, except for such laws, rules, statutes, regulations, decrees, orders and restrictions, (a) which Borrower, General Partner or Managing Member are contesting in good faith and in compliance with and pursuant to appropriate proceedings diligently prosecuted (provided that such contest does not and cannot (i) expose any of Lender, Borrower, General Partner or Managing Member to any criminal liability or penalty, (ii) give rise to a Lien against any of the Collateral or any Real Property Asset, or (iii) otherwise materially adversely affect any of the Collateral or the value thereof), or (b) the failure to observe which, taken individually or in the aggregate, could not result in a Material Adverse Effect. Borrower's, General Partner's and Managing Member's compliance with this Section shall include, without limitation, the filing of any required prospectus and/or the maintenance of any licenses or permits, the payment of any fees in connection therewith for the operation of the Real Property Assets as manufactured housing communities. Borrower, General Partner and Managing Member shall not lease or permit the leasing of more than ten percent (10%) of the units as RV Pads or operate any of the Real Property Assets as a recreational vehicle resort or park.

         Section 5.07 Performance of Other Obligations. Borrower shall perform all of their obligations under the terms of each other mortgage, indenture, security agreement, debt instrument, lease, undertaking and contract by which it or any of the properties (including the Real Property Assets) is bound or to which it is a party (excluding the Loan Documents) so as not to cause a Material Adverse Effect.

         Section 5.08 Intentionally Deleted.

         Section 5.09 Intentionally Deleted.

         Section 5.10 Maintenance of Properties. Borrower shall ensure that the Real Property Assets are kept in their current condition and repair, normal wear and tear and casualty damage in the process of being repaired or restored excepted.

         Section 5.11 Compliance with ERISA. (a) Borrower shall maintain each Employee Benefit Plan and Plan in compliance with all material applicable requirements of ERISA and the Code and with all material applicable regulations promulgated thereunder. Borrower shall provide to Lender, within ten (10) days of sending or receipt, copies of all filings or correspondence with the Internal Revenue Service, PBGC, Department of Labor, Plan, Multiemployer Plan or union, regarding any Plan, or regarding or disclosing any liability or potential liability or violation of law under any Employee Benefit Plan.

         (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence at the Closing and from time to time throughout the term of this Agreement, as requested by Lender in its sole discretion but no more frequently than annually, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true with respect to Borrower:

              (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

              (B) Less than 25 percent of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

              (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

         (c) Borrower further covenants and agrees to notify Lender within ten
(10) days of the date that the certification in this Section 5.11 is no longer true.

         Section 5.12 Settlement/Judgment Notice. Borrower agrees that it shall, within ten (10) days after a settlement of any obligation in excess of $1,000,000, provide written notice to Lender of such settlement. Borrower further agrees that it shall, within ten (10) days after entry of a final judgment in excess of $1,000,000 or final judgments in excess of $1,000,000 in the aggregate during the immediately preceding twelve (12) month period, provide written notice to Lender of such judgment. Borrower further agrees that it will provide written notice to Lender after entry of any judgment in excess of $1,000,000.

         Section 5.13 Intentionally Deleted.

         Section 5.14 Intentionally Deleted.

         Section 5.15 Intentionally Deleted.

         Section 5.16 Intentionally Deleted.

         Section 5.17 Intentionally Deleted.

         Section 5.18 Intentionally Deleted.

         Section 5.19 Intentionally Deleted.

         Section 5.20 Intentionally Deleted.

         Section 5.21 Manager. Sun Communities Operating Limited Partnership shall at all times remain the property manager of all of the Real Property Assets, subject to the provisions of the Security Instrument.

         Section 5.22 Further Assurances. Borrower will at its sole cost and expense, at any time and from time to time upon request of Lender take or cause to be taken any action and execute, acknowledge, deliver or record any further documents, opinions, deeds of trust, deeds to secure debt, mortgages, security agreements or other instruments which Lender in its reasonable discretion deems necessary or appropriate to carry out the purposes of this Agreement and the other Loan Documents including (i) to consummate the transfer or sale of the Loan or any portion thereof, (ii) to preserve, protect and perfect the security intended to be created and preserved in the Real Property Assets and (iii) to establish, preserve and protect the security interest of Lender in and to the Accounts Receivable and any personal property owned by Borrower and installed in, furnished to or used or intended to be used in connection with any construction in connection with the Real Property Assets or the operation thereof.

         Section 5.23 Intentionally Deleted.

         Section 5.24 Security Instrument Covenants. Borrower shall comply with all of the terms and conditions and covenants in the Security Instruments, the Environmental Indemnity and the other Loan Documents.

         Section 5.25 Intentionally Deleted.

         SECTION 6. NEGATIVE COVENANTS.

         Borrower covenants and agrees that on and after the Closing Date until the Obligations are paid in full:

         Section 6.01 Liens. Borrower shall not create, incur, assume or suffer to exist, directly or indirectly, any Lien on any of the Collateral, or any of the Real Property Assets, other than the following (collectively, the "Permitted Liens"):

         (a) Liens existing on the Closing Date and set forth on Schedule 7 hereto or listed in the Title Policies or Title Searches issued on the Closing Date;

         (b) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP;

         (c) Statutory Liens of landlords and Liens of mechanics, materialmen and other Liens imposed by law (other than any Lien imposed by ERISA) created in the ordinary course of business for amounts not yet due or (i) which are being contested in good faith by appropriate proceedings diligently conducted, and with respect to which adequate bonds have been posted if required to do so by Applicable Law or the terms of the Security Instrument;

         (d) Easements, rights-of-way, zoning and similar restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of Borrower and which do not detract materially from the value of any of the Real Property Assets to which they attach or impair materially the use thereof by Borrower or materially adversely affect the security interests of Lender in the Collateral; and

         (e) Liens granted to Lender pursuant to the Security Instruments securing the Obligations.

         Section 6.02 Restriction on Fundamental Changes. (a) Without the prior written consent of Lender, which consent may be withheld in the sole and absolute discretion of Lender. Borrower shall not enter into any merger or consolidation, or sell all or substantially all of their respective assets to any other Person, provided that Borrower may merge with another Person if, prior to and after giving effect to such merger, no Default or Event of Default shall have occurred and be continuing, and Borrower is the surviving entity of such merger.

         (b) Intentionally Deleted.

         Section 6.03 Transactions with Affiliates. Borrower shall not enter into any material transaction or series of related transactions, whether or not in the ordinary course of business, with an Affiliate of Borrower other than on terms and conditions substantially as favorable as would be obtainable at the time in a comparable arms-length transaction with a Person other than an Affiliate of Borrower.

         Section 6.04 Plans. Borrower shall not, nor shall it permit any member of its respective ERISA Controlled Group to, (i) take any action which would (A) increase the aggregate present value of the Unfunded Benefit Liabilities under all Plans to an amount in excess of $1,000,000 or (B) result in liability or Contingent Obligation for any post-retirement benefit under any "welfare plan" (as defined in Section 3(1) of ERISA), other than liability for continuation coverage under Part 6 of Title I of ERISA or (ii) engage in any transaction prohibited by Section 408 of ERISA or Section 4975 of the Code.

         Section 6.05 Intentionally Deleted.

         Section 6.06 Single Purpose Entity. Borrower covenants and agrees that Borrower, General Partner and Managing Member has not and shall not:

         (a) (i) with respect to Borrower, engage in any business or activity other than the ownership, operation, maintenance and management of the Real Property Assets and the ownership of an interest in Miami Lakes, and activities incidental thereto, (ii) with respect to General Partner, engage in any business or activity other than the ownership of interests in Borrower and Miami Lakes, and activities incidental thereto, and (iii) with respect to Managing Member, engage in any business or activity other than the ownership of an interest in General Partner, and activities incidental thereto;

         (b) with respect to Borrower, acquire or own any material assets other than the Real Property Assets and such incidental personal property as may be necessary for the operation of the Real Property Assets;

         (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent;

         (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of its organizational documents;

         (e) except as set forth in Subsection 6.06(a), own any subsidiary or make any investment in, any person or entity without the consent of Lender;

         (f) commingle its assets with the assets of any of its members, partners, any other Person, Affiliates of its members, partners or of any other Person;

         (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than its obligations under the Loan Documents, except in the ordinary course of its business of owning and operating the Real Property Assets, provided that such debt is paid when due;

         (h) become insolvent or fail to pay its debts and liabilities from its assets as the same shall become due;

         (i) fail to maintain its records, books of account and bank accounts separate and apart from those of its members, partners, any Affiliates of its members, partners or any other Person;

         (j) enter into any contract or agreement with any members, partners, Affiliates of any member, partner or any Affiliate thereof, except upon terms and conditions that are substantially similar to those that would be available on an arms-length basis with third parties other than any of its members, Affiliates of any member or partner or any Affiliate thereof;

         (k) seek its dissolution or winding up in whole, or in part;

         (l) fail to correct any known misunderstandings regarding the separate identity of Borrower, General Partner or Managing Member, as the case may be;

         (m) hold itself out to be responsible for the debts of another person;

         (n) make any loans or advances to any third party, including any of its members, partners or any Affiliate thereof;

         (o) fail to file its own tax returns;

         (p) agree to, enter into or consummate any transaction which would render Borrower unable to furnish the certification or other evidence referred to in Section 5.11 hereof;

         (q) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that it is responsible for the debts of any third party (including any member, partner or any Affiliate thereof);

         (r) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

         (s) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors without the unanimous consent of the board of directors of Managing Member;

         (t) with respect to Managing Member, fail at any time to have at least two independent directors that are not and have not been for at least three (3) years a director, executive officer, employee, trade creditor or shareholder (or spouse, parent, sibling or child of the foregoing) of Borrower, General Partner, Managing Member, any member, partner, principal or Affiliate of Borrower, General Partner, Managing Member or any Affiliate thereof; provided, however, such director may also serve as directors of Sun Communities, Inc.

         SECTION 7. EVENTS OF DEFAULT

         Section 7.01 Events of Default. Each of the following events, acts, occurrences or conditions shall constitute an Event of Default under this Agreement, regardless of whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

         (a) Failure to Make Payments. Borrower shall (i) default in the payment when due of any principal of or interest on the Loan or (ii) default in the payment within five (5) days after the due date of any Fees, Transaction Costs or any other amounts owing hereunder; provided, however, that any interest payable with respect to any delinquent payment shall be calculated at the Default Rate from the date such payment was actually due as if there were no grace period.

         (b) Breach of Representation or Warranty. Any representation or warranty made by Borrower herein or in any other Loan Document or in any certificate or statement delivered pursuant hereto or thereto shall prove to be false or misleading in any material respect on the date as of which made or deemed made; provided, however, that if such breach is capable of being cured, then Borrower shall have a period of thirty (30) days after delivery of notice from Lender to cure any such breach.

         (c) Breach of Covenants.

         (i) (A) Borrower shall fail to perform or observe any agreement, covenant or obligation arising under Sections 5.11, 5.12, 6.01 (other than Liens which are placed on a Real Property Asset without the consent of Borrower), 6.02 or 6.04 or under any of the Side Letters.

              (B) Borrower shall fail to perform or observe any agreement, covenant or obligation arising under Section 5.01, provided that (1) with respect to Subsections 5.01(a)(i), (ii) and (iv), such failure shall continue uncured for five (5) days after delivery of notice thereof, and (2) with respect to Subsections 5.01(a)(iii) and (v), such failure shall continue uncured for fifteen (15) days after delivery of notice thereof.

         (ii) Borrower shall fail to perform or observe any agreement, covenant or obligation arising under this Agreement (except those described in subsections (a), (b) and (c)(i) above), and such failure shall continue uncured for thirty (30) days after delivery of notice thereof, or such longer period of time as is reasonably necessary to cure such Default, provided that Borrower has commenced and is diligently prosecuting the cure of such Default and cures it within ninety (90) days.

         (iii) Borrower, General Partner or Managing Member shall fail to perform or observe any agreement, covenant or obligation arising under any provision of the Loan Documents other than this Agreement, which failure shall continue after the end of any applicable grace period provided therein.

               (d) Default Under Other Agreements.

         (i) Borrower shall default beyond any applicable grace period in the payment of any recourse Indebtedness in excess of $2,000,000 or any other event shall occur or condition exist, if the effect of such default, event or condition is to accelerate the maturity of any such recourse Indebtedness or any such recourse Indebtedness shall become or be declared to be due and payable prior to its stated maturity and the forgoing conditions are not cured within thirty (30) days after the condition occurs.

         (ii) Borrower is in default under any non-recourse Indebtedness of either party that is equal to or in excess of $2,000,000 in the aggregate, since the date of this Agreement, which default results in accelerated Indebtedness.

         (iii) an Event of Default (as defined therein) occurs under the Miami Lakes Loan Agreement, or a default occurs under the Guaranty.

              (e) Bankruptcy, etc. (i) Borrower, General Partner or Managing Member shall commence a voluntary case concerning itself under the Bankruptcy Code; or (ii) an involuntary case is commenced against Borrower, General Partner or Managing Member and the petition is not controverted within sixty (60) days, or is not dismissed within ninety (90) days, after commencement of the case or
(iii) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Borrower, General Partner or Managing Member, or Borrower, General Partner or Managing Member commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Borrower, General Partner or Managing Member, or there is commenced against Borrower, General Partner or Managing Member any such proceeding which remains undismissed for a period of ninety (90) days; or (iv) any order of relief or other order approving any such case or proceeding is entered; or (v) Borrower, General Partner or Managing Member is adjudicated insolvent or bankrupt; or (vi) Borrower, General Partner or Managing Member suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of sixty (60) days; or (vii) Borrower, General Partner or Managing Member makes a general assignment for the benefit of creditors; or
(viii) Borrower, General Partner or Managing Member shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (ix) Borrower, General Partner or Managing Member shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debt; or (x) Borrower, General Partner or Managing Member shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate or partnership action is taken by Borrower, General Partner or Managing Member for the purpose of effecting any of the foregoing.

         (f) ERISA. (i) Any Termination Event shall occur, or (ii) any Plan shall incur an accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, or fail to make a required installment payment on or before the due date under Section 412 of the Code or
Section 302 of ERISA, or (iii) Borrower or a member of their respective ERISA Controlled Group shall have engaged in a transaction which is prohibited under
Section 4975 of the Code or Section 406 of ERISA which could result in the imposition of liability in excess of $3,000,000 on any of Borrower or any member of their respective ERISA Controlled Group and an exemption shall not be applicable or have been obtained under Section 408 of ERISA or Section 4975 of the Code, or (iv) Borrower or any member of their respective ERISA Controlled Group shall fail to pay when due an amount which it shall have become liable to pay to the PBGC, any Plan or a trust established under Title IV of ERISA, or (v) Borrower shall have received a notice from the PBGC of its intention to terminate a Plan or to appoint a trustee to administer such Plan, which notice shall not have been withdrawn within fourteen (14) days after the date thereof, or (vi) a condition described in Section 4042(a)(1)-(4) of ERISA shall exist with respect to an ERISA plan, or (vii) Borrower or a member of their respective ERISA Controlled Group suffers a partial or complete withdrawal resulting in an assessment of withdrawal liability in excess of $3,000,000 from a Multiemployer Plan or is in default (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan, or (viii) a proceeding shall be instituted against any of Borrower or any member of their respective ERISA Controlled Group to enforce Section 515 of ERISA, or (ix) any other event or condition shall occur or exist with respect to any Employee Benefit Plan or Plan which could subject Borrower or any member of their respective ERISA Controlled Group to any tax, penalty or other liability in excess of $3,000,000 or the imposition of any lien or security interest on Borrower or any member of their respective ERISA Controlled Group, or (ix) with respect to any Multiemployer Plan, the institution of a proceeding to enforce Section 515 of ERISA, to terminate such Plan, the receipt of a notice of reorganization or insolvency under Sections 4241 or 4245 of ERISA, in any event which could result in liability in excess of $3,000,000 to Borrower or any member of any of their ERISA Controlled Group, or
(xi) the assets of Borrower become or are deemed to be assets of an Employee Benefit Plan.

         (g) Judgments. One or more final judgments or decrees (i) in an aggregate amount of $5,000,000 or more are entered against Borrower, General Partner or Managing Member in any consecutive twelve (12) month period or (ii) which, with respect to Borrower,

General Partner or Managing Member could result in a Material Adverse Effect, shall be entered by a court or courts of competent jurisdiction against any of such Persons (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) and (x) any such judgments or decrees shall not be stayed (by appeal or otherwise), discharged, paid, bonded or vacated within thirty (30) days or (y) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees.

         (h) First Priority Lien. The Loan Documents after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien on the Collateral (subject to the Permitted Liens) purported to be covered, hereby or thereby.

         (i) Intentionally Deleted.

         Section 7.02 Rights and Remedies. (a) Upon the occurrence of any Event of Default described in Section 7.01(e), the unpaid principal amount of and any and all accrued interest on the Loan and any and all accrued Fees and other Obligations shall automatically become immediately due and payable, with all additional interest thereon calculated at the Default Rate from the occurrence of the Default in the case of Monetary Defaults or from the occurrence of the Event of Default for all other Defaults until the Loan is paid in full and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by Borrower; and upon the occurrence and during the continuance of any other Event of Default, Lender may, by written notice to Borrower, declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loan and any and all accrued Fees and other Obligations to be, and the same shall thereupon be, immediately due and payable with all additional interest thereon calculated at the Default Rate from the occurrence of the Default in the case of Monetary Defaults or from the occurrence of the Event of Default for all other Defaults until the Loan is paid in full and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by Borrower.

         (b) Lender may avail itself of any remedies available to it under the Loan Documents or at law or equity.

         SECTION 8. CASH COLLATERAL ACCOUNT; DEFERRED MAINTENANCE RESERVE
ACCOUNT

         Section 8.1 Establishment of Cash Collateral Account. Lender has established with the Bank, in the name of Lender, a trust account for the benefit of Borrower (the "Cash Collateral Account"), for the purposes specified herein. The Cash Collateral Account shall be beneficially owned by Borrower. Only Gross Income from Operations, Loss Proceeds and proceeds from Capital Events other than Casualty or Condemnation and other amounts permitted or required to be deposited therein pursuant to this Section 8 shall be deposited in the Cash Collateral Account, in accordance with the terms of this Agreement. The Cash Collateral

Account is and shall at all times remain in the name of Lender and under the sole dominion and control of Lender, and Lender shall have the sole right to make withdrawals from the Cash Collateral Account and to exercise all rights with respect to the Account Collateral on deposit therein from time to time. All Account Collateral on deposit from time to time in the Cash Collateral Account (or its constituent Sub-Accounts) shall be held in the Cash Collateral Account in accordance with the provisions of this Section 8. The Cash Collateral Account is, and shall at all times be maintained as, an Eligible Account.

         Section 8.2 Pledge and Grant of Security Interest. As collateral security for the Obligations, Borrower hereby (i) grants to Lender the right to receive, and (ii) pledges and assigns to Lender a continuing possessory lien upon and grants a security interest in, the Account Collateral (except for Account Collateral distributed to the Distribution Account in accordance with the terms hereof) from the date of the establishment of the Cash Collateral Account until the termination thereof pursuant to the terms hereof.

         Section 8.3 Sub-Accounts. The Cash Collateral Account shall consist of sub-accounts as follows:

              (i) the Basic Carrying Costs Sub-Account;

              (ii) the Debt Service Sub-Account;

              (iii) the Replacement Reserve Sub-Account;

              (iv) the Capital Event Sub-Account;

              (v) the Business Interruption Insurance Sub-Account;

              (vi) the Temporary Condemnation Proceeds Sub-Account; and

              (vii) the Insurance Proceeds Sub-Account.

         Section 8.4 Deposit of Proceeds On Closing Date. On the date hereof, the Borrower has deposited into the Cash Collateral Account and Lender has caused to be allocated among the Sub-Accounts from the proceeds of the Loan and/or from other sources made available by the Borrower, the amounts specified on Schedule 8, which amounts shall be allocated as set forth on such Schedule.

         Section 8.5 Deposit and Allocation of Funds After the Closing Date. (a) To the extent funds are available in the Sub-Accounts for reallocation in accordance with, and after giving effect to, the provisions of this Section 8, the failure of any such reallocation to be made in accordance with this Section 8 shall not give rise to an Event of Default (unless such failure is due to the actions or omissions of the Borrower, its affiliates or agents). Notwithstanding the foregoing or any other provision of this Section 8, the accuracy or inaccuracy of any statement of account in respect of the Sub-Accounts shall not affect the obligations of the Borrower to pay all amounts due in respect of the Obligations on the due dates therefor.

         Borrower shall pay all Gross Income from Operations or any other funds it elects to deposit directly to the Cash Collateral Account, which amounts shall be deposited on a daily basis between the first day of each month and the tenth day of each month and otherwise no less frequently than two times each week.

         To the extent that sufficient funds are available in the Cash Collateral Account, Lender shall direct the Bank to further allocate the Gross Income from Operations so deposited as follows:

    First, to the Debt Service Sub-Account in an amount sufficient to cause the balance therein to equal the Monthly Debt Service Payment Amount due in respect of the Loan on the next scheduled Payment Date;

    Second, to the Basic Carrying Costs Sub-Account in amounts sufficient to cause the balance therein to equal the sum of (i) all year-to-date Basic Carrying Cost Monthly Installments relating to the relevant year or other payment period (less amounts actually expended for such year or other relevant payment period in respect of such Basic Carrying Costs), and (ii) the projected Basic Carrying Costs Monthly Installments of the Real Property Assets for the next ensuing month;

    Third, to the Replacement Reserve Sub-Account in an amount sufficient to cause the balance therein to equal the sum of (i) all unexpended Replacement Reserve Monthly Installments attributable to the Real Property Assets through the then current month, and (ii) the respective Replacement Reserve Monthly Installments for the next ensuing month; and

    Fourth, the balance of such Gross Income from Operations shall be deposited in the Distribution Account, subject to the provisions of Section 8.8.

Lender may, in its sole discretion, direct the Bank to reallocate the Account Collateral from time to time, if Lender shall determine that insufficient funds are available from Gross Income from Operations during any month to pay the Monthly Debt Service Payment Amount attributable to and due in respect of such month, or to fully fund the Basic Carrying Costs Sub-Account and Lender shall notify Borrower of any such reallocation promptly thereafter.

         (b) Monthly Debt Service Payment Amounts and Sub-Account Deposits. No later than three (3) Business Days prior to each Payment Date, Lender shall deliver to Borrower a certificate setting forth (i) the amount of the Monthly Debt Service Payment Amount, the Basic Carrying Costs Monthly Installments and the Replacement Reserve Monthly Installments, for the relevant month, and (ii) whether sufficient Gross Income from Operations has been received from the Real Property Assets in such month to fund such required Monthly Debt Service Payment Amount, the Basic Carrying Costs Monthly Installments and the Replacement Reserve Monthly Installments. If such certificate states that the required amount of funds is not available from Gross Income from Operations collected from the Real Property Assets in such month, the Borrower shall deposit an amount equal to such deficiency in the Cash Collateral Account, for allocation to the Monthly Debt Service Payment Amount, the Basic Carrying Costs Monthly Installments and/or the Replacement Reserve Monthly Installments (as the case may be) not less than one (1) Business Day prior to the relevant Payment Date. Failure to so deposit the amount of such deficiency shall constitute an Event of Default. Borrower acknowledges that the failure of Lender to deliver the certificate within the time frame set forth in this Section 8.5(b) shall not relieve Borrower of the obligation to deposit the amount of any such deficiency.

         Section 8.6 Permitted Investments. Upon the request of the Borrower, Lender shall direct the Bank to invest and reinvest any balances in the Cash Collateral Account and the Deferred Maintenance Reserve Account from time to time in Permitted Investments as instructed by the Borrower, provided that (i) if the Borrower fails to so instruct Lender, or upon the occurrence and continuation of an Event of Default, Lender may direct the Bank to invest and reinvest such balances in Permitted Investments as Lender shall determine in its sole discretion, (ii) the maturities of the Permitted Investments on deposit in the Cash Collateral Account and the Deferred Maintenance Reserve Account shall be selected and coordinated to become due not later than one day before any disbursements from the Deferred Maintenance Reserve Account or the applicable Sub-Accounts must be made, (iii) all such Permitted Investments shall be held in the name of and be under the sole dominion and control of Lender and subject at all times to the terms hereof, and (iv) no Permitted Investment shall be made unless Lender shall have and continue to have a perfected first priority Lien in such Permitted Investment securing the obligations of the Borrower hereunder and under the other Loan Documents and all filings and other actions necessary to ensure the validity, perfection, and first priority of such Lien shall have been taken. It is the intention of the parties hereto that all Account Collateral (or as much thereof as Lender may reasonably arrange to invest) shall at all times be invested in Permitted Investments, and that the Cash Collateral Account and the Deferred Maintenance Reserve Account shall continue to be maintained even if there is "zero balance" in any such account at any time. All funds in the Cash Collateral Account and the Deferred Maintenance Reserve Account which are invested in a Permitted Investment shall be deemed to be held in the Cash Collateral Account and the Deferred Maintenance Reserve Account, as the case may be, for all purposes of this Agreement and the other Loan Documents. Lender shall have no liability for any loss in investments of funds in the Cash Collateral Account or the Deferred Maintenance Reserve Account that are invested in Permitted Investments and no such loss shall affect the Borrower's obligations to fund, or liabilities for funding, the Cash Collateral Account or the Deferred Maintenance Reserve Account, and any respective Sub-Accounts, as the case may be. Borrower agrees to include all earnings, if any, on the Cash Collateral Account and the Deferred Maintenance Reserve Account relating to amounts on deposit from time to time therein which are derived from the Real Property Assets as income of the Borrower for federal and applicable state tax purposes.

         Section 8.7 Earnings on Account Collateral; Monthly Statements. The Cash Collateral Account and the Deferred Maintenance Reserve Account shall be maintained as Eligible Accounts the balance of which are or shall be invested in Permitted Investments in accordance herewith. All interest or other earnings (whether by virtue of Permitted Investments or otherwise) accruing on the Account Collateral on deposit in the Cash Collateral Account and the Deferred Maintenance Reserve Account, to the extent that such interest or earnings cause the balance in such Accounts to exceed the amount required to be maintained therein pursuant to the terms of this Agreement, shall, in each case, be held and disbursed as part of the Account Collateral. All risk of loss in respect of the Account Collateral on deposit in the Cash Collateral Account and the Deferred Maintenance Reserve Account shall be borne by the Borrower. Lender shall direct the Bank to provide to Lender and Borrower a monthly statement of account showing deposits into and disbursements (or transfers or reallocations, as the case may be) from each Sub-Account of the Cash Collateral Account and the Deferred Maintenance Reserve Account.

         Section 8.8 Disbursement of Account Collateral. Subject to the provisions of this Section 8.8 and Section 8.10, disbursements shall be made (to the extent available) to or for the benefit of the Borrower in the following order of priority and manner (provided that nothing herein contained shall be construed to impose liability upon Lender for any shortfalls in the amounts on deposit in the Cash Collateral Account or to excuse the Borrower from its obligation to make all payments required to be made by the Borrower under this Agreement and the other Loan Documents); provided, however, that following the occurrence and during the continuation of an Event of Default, after application of amounts on deposit in the Cash Collateral Account in accordance with this
Section 8.8, Lender shall have no obligation to make any disbursement to or for the benefit of Borrower hereunder, and all amounts which are retained by Lender during the continuance of an Event of Default shall be held as collateral for the satisfaction of the Obligations hereunder and under the other Loan Documents and shall be held subject to and in accordance with the provisions of this Agreement and shall be available for reallocation in accordance with this
Section 8:

         (a) Lender shall, to the extent available, apply the funds on deposit in the Basic Carrying Costs Sub-Account to the payment of the Basic Carrying Costs relating to the Real Property Assets not later than the date following which such payment would be delinquent.

         (b) Lender shall, to the extent available from the Debt Service Sub-Account, pay the amount of the required Monthly Debt Service Payment Amount (and, as applicable in accordance with the provisions contained herein, from the Borrower's other Account Collateral) on the related Payment Date.

         (c) Lender shall, to the extent available from amounts on deposit from time to time in the Replacement Reserve Sub-Account, provided no Event of Default has occurred and is continuing, make disbursements to the Borrower for payment of replacements to Personal Property (as defined in the Security Instruments) and capital expenditures for the capital items set forth in the Annual Operating Budget for each of the Real Property Assets, which disbursements shall be made (i) no more often than once a month, (ii) in a maximum amount not to exceed the amount of replacements and capital items set forth in the Annual Operating Budget for each Real Property Asset, and
    (iii) within 3 Business Days of Lender's receipt of a Replacement Reserve Disbursement Request, which Replacement Reserve Disbursement Request shall list the specific replacements or capital items for which the disbursement is requested. Each Replacement Reserve Disbursement Request shall be accompanied by a certificate of the Borrower stating that (A) the replacements and/or capital items for which disbursement is requested are included in the Annual Operating Budget (as amended or varied, if applicable, in accordance with the terms of this Agreement) and (B) all replacements and capital items relating to prior disbursements have been paid for in full and have been made in accordance with all Applicable Laws and performed in a good and workmanlike manner. Upon request of Lender, Borrower shall also provide copies of paid invoices for all replacements or capital items for which prior disbursements were requested. Lender shall not be obligated to make disbursements from the Replacement Reserve Sub-Account for the costs of routine maintenance to the Real Property Asset(s) or for costs which are to be paid from funds on deposit in the Deferred Maintenance Reserve Account. Borrower shall permit Lender or Lender's representatives (including an independent person such as an engineer, architect or consultant) to inspect the related Real Property Asset and the progress of replacements or capital items prior to disbursing any funds from the Replacement Reserve Sub-Account.

         (d) Lender shall, to the extent available after payment of all amounts set forth in clauses (a), (b) and (c) above, and provided no Event of Default has occurred and is continuing hereunder, disburse all remaining Account Collateral generated by the Real Property Assets to the Distribution Account. All disbursements to or in respect of the Distribution Account shall be made in accordance, and in strict compliance, with and as set forth in irrevocable payment instructions delivered by the Borrower to the Lender on the date hereof. Borrower may withdraw any or all sums in the Distribution Account in accordance with the provisions of Section 2.13(a) hereof.

         (e) On each Payment Date Lender shall apply the funds on deposit in the Capital Event Sub-Account (other than Casualty Insurance Proceeds or Condemnation Proceeds which shall be applied by Lender in accordance with the terms of Section 4.2 of the Security Instruments), together with proceeds of any Capital Events received or to be applied on such Payment Date, to the prepayment of the Loans, first, to reduce the outstanding principal balance of the Loan, together with any unpaid Fees, accrued interest thereon and any other sums due under the Note or the other Loan Documents, and second, provided no Default or Event of Default has occurred and is continuing, to the Distribution Account.

         Section 8.9 Capital Event Proceeds. (a) In the event of a Casualty with respect to one or more of the Real Property Assets, unless Lender elects or is required pursuant to the Security Instruments to make the Casualty Insurance Proceeds available to the Borrower for Restoration (as defined in the Security Instruments), Lender and Borrower shall cause such Casualty Insurance Proceeds (net of customary and reasonable settlement and collection costs) to be paid by the respective insurers directly to the Capital Event Sub-Account, whereupon Lender shall apply the same as a prepayment to reduce the Loan on the next Payment Date in accordance with the terms of the Security Instruments and
Section 2.12 of this Agreement; provided, however, that all Casualty Insurance Proceeds (net of customary and reasonable settlement and collection costs) in respect of any insurance policy providing business interruption coverage ("Business Interruption Insurance Proceeds") shall be maintained in the Cash Collateral Account, to be applied by Lender in the same manner as Gross Income from Operations received with respect to the operation of the Real Property Assets; provided further, however, that in the event the proceeds of any such business interruption insurance policy are paid in a lump sum in advance, Lender shall hold such business interruption insurance proceeds in the Business Interruption Insurance Sub-Account, shall estimate, in Lender's reasonable discretion, the number of months required for the Borrower to restore the damage caused by the Casualty to the related Real Property Asset, divide the aggregate Business Interruption Insurance Proceeds by such number of months, and disburse from the Business Interruption Insurance Sub-Account into the Cash Collateral Account each month during the performance of the related Restoration; such monthly installment of said Business Interruption Insurance Proceeds to be applied by Lender in the same manner as Gross Income from Operations.

         (b) In the event Lender elects or is required to make available Casualty Insurance Proceeds to the Borrower for Restoration of any Real Property Asset, Lender and the Borrower shall cause such proceeds to be placed in, and, provided no Event of Default shall have occurred and be continuing, hold such proceeds (net of customary and reasonable settlement and collection costs) in, the Insurance Proceeds Sub-Account, and shall disburse same in accordance with the provisions of Section 4.2 of the related Security Instrument.

         (c) Unless Lender elects or is required pursuant to this Agreement or the Security Instruments to make Condemnation Proceeds available to the Borrower for restoration, Lender and such Borrower shall cause such Condemnation Proceeds (net of customary and reasonable settlement and collection costs) to be paid by the relevant Governmental Authority directly to the Capital Event Sub-Account, whereupon Lender shall apply the same as a prepayment to reduce the Loan in accordance with the terms of the Security Instruments and Section 2.12 of this Agreement; provided, however, that any such Condemnation Proceeds received in connection with a temporary Condemnation shall be maintained in the Cash Collateral Account, to be applied by Lender in the same manner as Gross Income from Operations; provided further, however, that in the event the proceeds of any such temporary Condemnation are paid in a lump sum in advance, Lender shall hold such Condemnation Proceeds in the Temporary Condemnation Proceeds Sub-Account, shall estimate, in Lender's reasonable discretion, the number of months required for such temporary Condemnation to cease, shall divide the aggregate Condemnation Proceeds in connection with such temporary Condemnation by such number of months, and shall disburse from the Temporary Condemnation Proceeds Sub-Account into the Cash Collateral Account each month during the continuance of such temporary Condemnation; such monthly installment of said Condemnation Proceeds to be applied by Lender in the same manner as Gross Income from Operations.

         (d) In the event that Condemnation Proceeds are to be applied toward Restoration, Lender and the Borrower shall cause such proceeds to be placed in, and, provided no Event of Default shall have occurred and be continuing, hold such proceeds (net of customary and reasonable settlement and collection costs) in, the Insurance Proceeds Sub-Account, and shall disburse same in accordance with the provisions of Section 4.2 of the Security Instruments.

         (e) If any Loss Proceeds are received by Borrower, such Loss Proceeds (net of customary and reasonable settlement and collection costs) shall be received in trust for Lender, shall be segregated from other funds of Borrower, and shall be forthwith paid into the Capital Event Sub-Account or the Insurance Proceeds Sub-Account as required hereby and as directed by Lender to be applied or disbursed in accordance with this Agreement. Any Loss Proceeds made available to Borrower for Restoration in accordance herewith, to the extent not used by Borrower in connection with, or to the extent they exceed the cost of such Restoration, shall be deposited into the Capital Event Sub-Account, whereupon Lender shall apply the same as a prepayment to reduce the Loan in accordance with the terms of Section 8.9(f) of this Agreement.

         (f) Borrower shall cause all proceeds (net of customary and reasonable settlement and collection costs) of any Capital Event other than a Casualty or Condemnation to be deposited directly into the Capital Event Sub-Account for application in accordance with the terms of this Agreement.

         Section 8.10 Remedies Upon Default in Respect of Account Collateral. Notwithstanding the foregoing provisions of this Section 8, upon the occurrence and during the continuance of an Event of Default, Lender shall have no obligation to make any disbursement of funds from the Cash Collateral Account and the Deferred Maintenance Reserve Account to or on behalf of Borrower, and Lender shall have the immediate and continuing right to withdraw funds on deposit in the Cash Collateral Account and the Deferred Maintenance Reserve Account and deposit such funds into the Capital Event Sub-Account as Account Collateral, and to exercise all rights and remedies afforded to Lender under this Agreement and the other Loan Documents, or otherwise at law or in equity in respect of the security for the Loan, in respect of the Cash Collateral Account, the Deferred Maintenance Reserve Account and Account Collateral on deposit therein, including, without limitation, the right to withdraw and apply all Account Collateral on deposit in the Sub-Accounts and the Deferred Maintenance Reserve Account to the Obligations of the Borrower; provided, however, that no such application shall be deemed to have been made by Lender, by operation of law or otherwise, unless and until actually made by Lender.

         Section 8.11 Establishment of Deferred Maintenance Reserve Account. Lender shall establish with the Bank, in the name of Lender, the Deferred Maintenance Reserve Account. Only amounts permitted or required to be deposited therein pursuant to this Section 8 shall be deposited in the Deferred Maintenance Reserve Account, in accordance with the terms of this Agreement. The Deferred Maintenance Reserve Account is and at all times shall remain in the name of the Lender and shall be under the sole dominion and control of Lender, and Lender shall have the sole right to make withdrawals from the Deferred Maintenance Reserve Account and to exercise all rights with respect to the amounts on deposit therein from time to time. All amounts on deposit from time to time in the Deferred Maintenance Reserve Account (or any of its constituent sub-accounts) shall be held therein in accordance with the provisions of this
Section 8. The Deferred Maintenance Reserve Account shall at all times be maintained as an Eligible Account.

         Section 8.12 Deposits into and Maintenance of Deferred Maintenance Reserve Account. On the date hereof, Borrower has deposited into the Deferred Maintenance Reserve Account with respect to each Real Property Asset the related Deferred Maintenance Reserve Amount for such Real Property Asset. Amounts on deposit in the Deferred Maintenance Reserve Account with respect to the work to be completed at each of the Real Property Assets shall be maintained by Lender and disbursed in accordance with Section 8.13. Except as set forth in

Section 8.14, Borrower shall not be obligated to replenish any amounts properly drawn from the Deferred Maintenance Reserve Account.

         Section 8.13 Disbursements from Deferred Maintenance Reserve Account. Lender shall, to the extent available from amounts on deposit from time to time in the Deferred Maintenance Reserve Account, provided no Event of Default has occurred and is continuing, make disbursements to the Borrower for payment of the deferred maintenance items set forth on Schedule 2 for each of the Real Property Assets, which disbursements shall be made (i) no more often than once a month, (ii) in a maximum amount not to exceed the amounts set forth on Schedule 2 for each such item, and (iii) within 3 Business Days of Lender's receipt of a Deferred Maintenance Reserve Account Disbursement Request, which Deferred Maintenance Reserve Account Disbursement Request shall list the specific items for which the disbursement is requested and set forth the quantity and price of each item to be purchased, the price of all materials to be used, and the cost of all contracted labor or other services to be performed in connection with such replacements or capital items. Each Deferred Maintenance Reserve Account Disbursement Request shall be accompanied by (A) a certificate of the Borrower stating that (1) the items for which disbursement is requested are included in
Schedule 2 (as amended, or varied, if applicable, in accordance with the terms of this Agreement) and (2) all items relating to prior disbursements have been paid for in full and have been made in accordance with all Applicable Laws and performed in a good and workmanlike manner, and (B) copies of paid invoices for all items for which prior disbursements were requested. Lender shall not be obligated to make disbursements from the Deferred Maintenance Reserve Account for the costs of routine maintenance to the Real Property Asset(s) or for costs which are to be paid from funds on deposit in the Replacement Reserve Sub-Account. Borrower shall permit Lender or Lender's representatives (including an independent person such as an engineer, architect or consultant) to inspect the related Real Property Asset and the progress of replacements or capital items prior to disbursing any funds from the Deferred Maintenance Reserve Account. Upon completion of all deferred maintenance items set forth on Schedule 2 with respect to a particular Real Property Asset, to the extent any funds remain on deposit in the Deferred Maintenance Reserve Account which are allocable to such Real Property Asset, Lender shall disburse such excess funds to Borrower promptly upon receipt of request by Borrower accompanied by evidence satisfactory to Lender that all such deferred maintenance items have been completed and paid for in full.

         Section 8.14 Deferred Maintenance Reserve Account Shortfalls. The Borrower shall deliver to Lender, with respect to each Real Property Asset, a certified monthly reconciliation of the estimated costs to complete the required deferred maintenance work described on Schedule 2 to the amounts then on deposit in the Deferred Maintenance Reserve Account, which reconciliation (i) shall account for any increased or additional costs projected to be incurred in connection with the completion of such items set forth on Schedule 2 and (ii) state whether sufficient funds are on deposit in the Deferred Maintenance Reserve Account to fund the completion of all of such items. If the funds on deposit in the Deferred Maintenance Reserve Account are insufficient to fund all remaining costs required to complete all items listed on Schedule 2 with respect to the related Real Property Asset, the amounts required to cover any such shortfall shall be deposited in the Deferred Maintenance Reserve Account by the Borrower within 5 Business Days after delivery of the reconciliation, and, if the work relating to the item in respect of which a shortfall exists has not been commenced, the Borrower shall not commence such work until such deposit is made.

         Section 8.15 Annual Adjustment of Deferred Maintenance Reserve Account Shortfalls. With respect to any Real Property Asset, Borrower may prepare and deliver to Lender (not more often than once during each year) a request (each, a "Deferred Maintenance Reserve Account Reallocation Request") for reallocation of Deferred Maintenance Reserve Amounts then on deposit in the Deferred Maintenance Reserve Account with respect to such Real Property Asset for deferred maintenance items (i) which have been completed, paid for in full from the Deferred Maintenance Reserve Account and the cost of which is less than the amount allocated to such item on Schedule 2 or (ii) the cost of which shall exceed the amount allocated to such item on Schedule 2. Such request shall contain a certificate of the Borrower certifying as to (a) the amount budgeted for the completion of the deferred maintenance items in Schedule 2, (b) in the case of clause (i) above, the fact that all costs associated with such deferred maintenance items have been fully paid from the Deferred Maintenance Reserve Account and the actual costs associated with such item, (c) in the case of clause (ii) above, the estimated cost of completion of such deferred maintenance item based on accompanied written proposals of contractors, and (d) that following any reallocation made pursuant to this Section 8.15, the funds on deposit in the Deferred Maintenance Reserve Account will be sufficient for the completion of all deferred maintenance items for such Real Property Asset as reflected in Schedule 2. Borrower may not request that funds on deposit in the Deferred Maintenance Reserve Account which are allocable to a Real Property Asset be reallocated for use with respect to another Real Property Asset. Lender shall approve or disapprove each Deferred Maintenance Reserve Account Reallocation Request in writing within fifteen (15) days of receipt thereof (such approval not to be unreasonably withheld or delayed). If Lender does not approve or disapprove such Deferred Maintenance Reserve Account Reallocation Request within such fifteen day period, Borrower may deliver a second notice to Lender requesting such approval or disapproval at the expiration of such fifteen day period and, if Lender does not approve or disapprove such Deferred Maintenance Reserve Account Reallocation Request within fifteen (15) days of receipt thereof, such Request shall be deemed approved.

         Section 8.16 Performance. All work to be performed in connection with the completion of the items set forth on Schedule 2 shall be commenced promptly after the date hereof and shall be diligently prosecuted to completion in a good and workmanlike manner, in accordance with all Applicable Laws and substantially in accordance with all applicable plans and specifications. Lender and Lender's agents shall have the right, from time to time, (i) to inspect any work being done by Borrower in respect of such items and (ii) to request copies of all information relating to such work, including, without limitation, all relevant plans and specifications. From time to time upon the request of Lender and in each case upon completion of any item set forth on Schedule 2, the Borrower shall deliver to Lender a certificate of a duly licensed, independent architect or engineer, as the case may be, stating that all of such work (or all such work completed to date) has been performed in compliance with all Applicable Laws and substantially in accordance with all applicable plans and specifications, or, if such work is of a nature not requiring an architect or engineer (i.e., if such work is non-structural, decorative or is to be performed at an aggregate cost of no more than $100,000), the Borrower shall deliver a certificate of the Borrower certifying as to the foregoing.

         Section 8.17 Determination of Replacement Reserve Monthly Installment.
(a) The amount of each Replacement Reserve Monthly Installment with respect to each Real Property Asset shall equal $4.17 per pad for such Real Property Asset. The calculation of each Replacement Reserve Monthly Installment shall be made by Lender based on the information contained in the financial reports submitted by Borrower pursuant to this Agreement and shall be conclusive absent manifest error. (b) Notwithstanding anything to the contrary contained herein, for so long as (i) Borrower owns the Real Property Assets encumbered by the Security Instruments, (ii) Managing Member remains the managing member of the general partner of Borrower, (iii) Managing Member remains a wholly owned subsidiary of Sun Communities, Inc., and (iv) Sun Communities Operating Limited Partnership retains a senior unsecured debt rating of BBB- or better by S&P and of Baa3 or better by Moody's, Borrower shall not be required to establish or maintain the Replacement Reserve Sub-Account.

         Section 8.18 Annual Adjustment of Replacement Reserve Monthly Installment. Borrower may prepare and deliver to Lender (not more often than once during each year) within sixty (60) Business Days prior to the commencement of each year, a request (each, a "Replacement Reserve Reallocation Request") for reallocation of Replacement Reserves then on deposit in the Replacement Reserve Sub-Account in respect of replacements of Fixtures and Equipment or capital expenditure projects at the Real Property Assets which (i) were included as a line item in such year but were not commenced (or, as the case may be, which were commenced but not completed) during such year, but which Borrower proposes to include as a line item in the Annual Operating Budget for the ensuing year, or (ii) have been completed and which have been paid for in full from the Replacement Reserve Sub-Account. Such request shall contain a certificate of the Borrower certifying as to (a) the replacements or capital expenditure projects set forth in the then current Annual Operating Budget with respect to which Replacement Reserves were required pursuant to this Agreement, (b) the amount budgeted for the completion of such replacements or capital expenditure project in the then current Annual Operating Budget, (c) in the case of clause (i) above, that such replacements or capital expenditure project were not commenced (or, as the case may be, were commenced but not completed) during such year, or, in the case of clause (ii) above, the actual cost of completion of such replacements or capital expenditure projects, (d) in the case of clause (ii) above, the fact that all costs associated with such replacements or capital expenditure projects have been fully paid from the Replacement Reserve Sub-Account and (e) that following any reallocation made pursuant to this
Section 8.18, the funds on deposit in the Replacement Reserve Sub-Account will be sufficient for the completion of all replacements and capital expenditure projects reflected in the Annual Operating Budget for the then current year. Lender shall approve or disapprove each Replacement Reserve Reallocation Request in writing within fifteen (15) days of receipt thereof (such approval not to be unreasonably withheld or delayed). If Lender does not approve or disapprove such Replacement Reserve Reallocation Request within such fifteen day period, Borrower may deliver a second notice to Lender requesting such approval or disapproval at the expiration of such fifteen day period and, if Lender does not approve or disapprove such Replacement Reserve Reallocation Request within fifteen (15) days of receipt thereof, such Request shall be deemed approved.

         SECTION 9. MISCELLANEOUS.

         Section 9.01 Payment of Lender's Expenses, Indemnity, etc.

         (a) Borrower shall:

         (i) pay, without duplication and subject to any limitations set forth elsewhere in this Agreement, all reasonable out-of-pocket costs and expenses of Lender in connection with Lender's due diligence review of the Collateral, the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein, the creation, perfection or protection of Lender's Liens in the Collateral (including, without limitation, fees and expenses for title insurance, property inspections, appraisals, consultants, surveys, lien searches, filing and recording fees, and escrow fees and expenses), all internal valuations and Appraisals of the Real Property Assets made by Lender, in connection with the administration of the Loan and any amendment, waiver or consent relating to any of the Loan Documents including releases of Release Properties (including, without limitation, as to each of the foregoing, the reasonable fees and disbursements of any outside or special counsel to Lender) and of Lender in connection with the preservation of rights under, any amendment, waiver or consent relating to, and enforcement of, the Loan Documents and the documents and instruments referred to therein or in connection with any restructuring or rescheduling of the Obligations (including, without limitation, the reasonable fees and disbursements of counsel for Lender);

         (ii) pay, and hold Lender harmless from and against, any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and hold Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to Lender) to pay such taxes; and

         (iii) indemnify Indemnified Party (herein defined) from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnified Party shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnified Party as a result of (A) the execution, delivery or performance of any Loan Document and the exercise by Lender of their rights and remedies (including, without limitation, foreclosure) under the Loan Documents (B) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Real Property Assets or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (C) any use, nonuse or condition in, on or about the Real Property Assets or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (D) performance of any labor or services or the furnishing of any materials or other property in respect of the Real Property Assets or any part thereof; (E) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (F) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by the Security Instrument; or (G) any misrepresentation made by Borrower in the Security Instrument or any other Loan Document (but, in each case, excluding, as to any Indemnified Party, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred solely by reason of the gross negligence or willful misconduct of such Indemnified Party as finally determined by a court of competent jurisdiction). Any amounts payable to Lender by reason of the application of this Section 9.01 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid (collectively, "Indemnified Liabilities"). Borrower further agrees that, without Lender's prior written consent, it will not enter into any settlement of a lawsuit, claim or other proceeding arising or relating to any Indemnified Liability unless such settlement includes an explicit and unconditional release from the party bringing such lawsuit, claim or other proceeding of each Indemnified Party. Notwithstanding anything contained herein to the contrary, Borrower shall not be liable to pay to Lender any amounts with respect to or in connection with a Real Property Asset for claims, based upon an event occurring after the consummation of a transfer by or in lieu of foreclosure of such Real Property Asset to the extent such amounts relate solely to the period after the date of the consummation of such transfer of Collateral. Borrower's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

         (b) For purposes of this Section 9.01, the term "Indemnified Party" means its affiliates, subsidiaries, parties to whom Indemnitee sells interests in the Loan, the successors and assigns of each and its and their directors, officers, employees, attorneys and agents.

         (c) Borrower shall at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all losses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.12(b) or (c) or 5.11(b).

         Section 9.02 Notices. Except as otherwise by expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile, telex, or cable communication), and shall be deemed to have been duly given or made when delivered by hand, or five (5) days after being deposited in the United States mail, certified or registered, postage prepaid, or, in the case of telex notice, when sent, answerback received, or, in the case of facsimile notice, when sent, answerback received, or, in the case of a nationally recognized overnight courier service, one (1) Business Day after delivery to such courier service, addressed, in the case of Borrower and Lender, at the addresses specified below, or to such other addresses as may be designated by any party in a written notice to the other parties hereto, provided that for all notices given in accordance with Section 2.11 of this Agreement shall not be effective until received by Lender.

If to Lender, as follows:

                  Lehman Brothers Holdings Inc.
                    d/b/a Lehman Capital, a division of
                    Lehman Brothers Holdings Inc.
                  Three World Financial Center
                  New York, New York 10285
                  Facsimile Number:  (212) 528-6658
                  Attention: Commercial Mortgage Loan Surveillance

                  LaSalle National Bank
                  135 South LaSalle Street, Suite 1740
                  Chicago, Illinois 60674-4107
                  Facsimile Number: (312) 904-2084
                  Attention: Asset-Backed Securities Trust Services Group

                  GMAC Commercial Mortgage Corporation
                  650 Dresher Road
                  Horsham, Pennsylvania 19044
                  Facsimile Number: (212) 328-3622
                  Attention: Servicing Manager

With a copy to:   GMAC Commercial Mortgage Corporation
                  650 Dresher Road
                  Horsham, Pennsylvania 19044
                  Facsimile Number: (212) 328-3622
                  Attention: General Counsel

If to Borrower:   Sun Communities Funding Limited Partnership
                  c/o Sun Communities Operating Limited Partnership
                  31700 Middlebelt Road, Suite 145
                  Farmington Hills, Michigan  48334
                  Attention: Jeffrey P. Jorissen
                  Facsimile Number: (810) 932-3072

With a copy to:   Jaffe, Raitt, Heuer & Weiss
                  One Woodward Avenue, Suite 2400
                  Detroit, Michigan  48226
                  Attention: Arthur A. Weiss, Esq.
                  Facsimile Number: (810) 961-8358

         Section 9.03 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower, Lender, all future holders of the Note and their respective successors and assigns.

         Section 9.04 Amendments and Waivers. (a) Neither this Agreement, the Note, any other Loan Document to which Borrower or General Partner is a party nor any terms hereof or thereof may be amended, supplemented, modified or waived other than in a writing executed by Borrower, General Partner and Lender.

         (b) In the case of any waiver, Borrower and Lender shall be restored to their former position and rights hereunder and under the Note and the other Loan Documents, and any Default or Event of Default waived shall be deemed to be void and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         Section 9.05 No Waiver; Remedies Cumulative. No failure or delay on the part of Lender in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between Borrower and Lender shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which Lender would otherwise have. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lender to any other or further action in any circumstances without notice or demand.

         Section 9.06 Governing Law; Submission to Jurisdiction. (a) This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York, provided however, that with respect to the creation, perfection, priority and enforcement of the lien of the Security Instruments, and the determination of deficiency judgments, the laws of the State where the Real Property Asset is located shall apply.

         (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, Borrower hereby accepts for itself and in respect of their property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Borrower, irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Borrower at its addresses set forth for the Borrower in Section 9.02 of this Agreement. Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

         Section 9.07 Confidentiality Disclosure of Information. Each party hereto shall treat the transactions contemplated hereby and all financial and other information furnished to it about Borrower and the Real Property Assets, as confidential; provided, however, that such confidential information may be disclosed (a) as required by law or pursuant to generally accepted accounting procedures, (b) to officers, directors, employees, agents, partners, attorneys, accountants, engineers and other consultants of the parties hereto who need to know such information, provided such Persons are instructed to treat such information confidentially, (c) by Lender to any servicer, or assignee ("Transferee"), which disclosure to Transferees and prospective Transferees may include any and all information which has been delivered to Lender by Borrower pursuant to this Agreement or the other Loan Documents or which has been delivered to Lender in connection with Lender's credit evaluation of Borrower prior to entering into this Agreement, or (d) upon the written consent of the party whose otherwise confidential information would be disclosed.

         Section 9.08. Non-Recourse Liability.

         (a) Except as otherwise provided, Lender shall not enforce the Loan, Security Instruments or any other Loan Document by any action or proceeding wherein a money judgment shall be sought against Borrower or General Partner, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Agreement, the Security Instruments or any other Loan Document, and the interest in the Real Property Assets, the Rents, the Accounts Receivable and any other Collateral given to Lender created by this Agreement, the Security Instruments or any other Loan Document; provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Real Property Assets, in the Rents, in the Accounts Receivable and in any other Collateral given to Lender. Lender, by accepting this Agreement, the Security Instruments or any other Loan Document, agrees that it shall not, except as otherwise provided in this Section 9.08 of this Agreement and Article 15 of the Security Instruments, sue for, seek or demand any deficiency judgment against Borrower in any action or proceeding, under or by reason of or in connection with this Agreement, the Security Instruments or any other Loan Document.

         (b) The provisions of this Section 9.08 shall not (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Agreement, the Security Instruments or any other Loan Document; (ii) impair the right of Lender to obtain a deficiency judgment in any action or proceeding in order to preserve its rights and remedies, including, without limitation, an action against Borrower under the Note, foreclosure, non-judicial foreclosure, or the exercise of a power of sale, under the Additional Security Instruments (as defined in the Security Instruments); however, Lender agrees that it shall not enforce such deficiency judgment against any assets of Borrower other than the Additional Properties (as defined in the Security Instruments) or in the exercise of its rights and remedies under the Additional Security Instruments;
(iii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instruments;
(iv) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with this Agreement, the Security Instruments or any other Loan

Document; (v) impair the right of Lender to obtain the appointment of a receiver; (vi) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (vii) impair the right of Lender to enforce the provisions of Sections 9.01(a)(i), 9.01(c) and this 9.08 of this Agreement or Section 13.2 of the Security Instruments.

         (c) Notwithstanding the provisions of Section 9.08(a) to the contrary, Borrower shall be personally liable to Lender for the Losses (as defined in the Security Instruments) it incurs due to: (i) fraud or intentional misrepresentation by Borrower or any other person or entity in connection with the execution and the delivery of this Agreement, the Security Instruments or any other Loan Document; (ii) Borrower's misapplication or misappropriation of Rents received by such parties after the occurrence of a Default or Event of Default; (iii) Borrower's misappropriation of tenant security deposits or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards; (v) Borrower's failure to pay Taxes, Insurance Premiums (as defined in the Security Instruments), Other Charges (as defined in the Security Instruments) (except to the extent that sums sufficient to pay such amounts have been deposited in the Basic Carrying Costs Sub-Account pursuant to the terms hereof), charges for labor or materials or other charges that can create liens on the Real Property Assets; (vi) Borrower's failure to maintain, repair or restore the Real Property Assets in accordance with this Agreement, the Security Instruments or any other Loan Document; (vii) Borrower's failure to return or to reimburse Lender for all Personal Property (as defined in the Security Instruments) taken from the Real Property Assets by or on behalf of Borrower and not replaced with Personal Property of the same utility and of the same or greater value; (viii) any act of actual waste or arson by Borrower, or any principal, affiliate or general partner thereof; (ix) any fees or commissions paid by Borrower to any principal, Affiliate or general partner of Borrower in violation of the terms of this Agreement, the Security Instruments or any other Loan Document; or (x) Borrower's failure to comply with the provisions of Sections 4.12 and 5.11 of this Agreement and Sections 12.1 and
12.2 of the Security Instruments.

         (d) Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in Section 9.08(a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event of Borrower's Default under Sections 6.02 or 6.06 of this Agreement and Article 8 of the Security Instruments or if the Real Property Assets or any part thereof shall become an asset in a voluntary bankruptcy or insolvency proceeding.

         (e) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt (as defined in the Security Instruments) secured by the Security Instruments or to require that all Collateral shall continue to secure all of the Debt owing to Lender in accordance with this Agreement, the Security Instruments or any other Loan Document.

         Section 9.09. Transfer of Loan; Cooperation. (a) Lender shall have the right in its sole discretion at any time enter into a Secondary Market Transaction. Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor or their respective successors (collectively, the "Investor") or the Rating Agencies and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Loan and to the

Borrower and the Real Property Assets, which shall have been furnished by or on behalf of the Borrower, as Lender determines necessary or desirable. Borrower agrees to cooperate with Lender in connection with any Secondary Market Transaction, including, without limitation, the delivery of an estoppel certificate required in accordance with Section 9.09(b) hereof and such other documents as may be reasonably requested by Lender. Borrower shall also furnish and Borrower consents to Lender furnishing to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Real Property Assets, the Leases and the financial condition of Borrower as may be requested by Lender, any Investor, any prospective Investor or any Rating Agency in connection with any Secondary Market Transaction.

     (b) Upon any Secondary Market Transaction or proposed Secondary Market Transaction contemplated by this Agreement, at Lender's request, Borrower, General Partner and Managing Member shall provide an estoppel certificate to the Investor or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may reasonably require.

         Section 9.10 Borrower's Assignment. Borrower shall not assign its rights or obligations hereunder without the prior written consent of Lender.

         Section 9.11 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         Section 9.12 Effectiveness. This Agreement shall become effective on the date on which all of the parties hereto shall have signed a counterpart hereof and shall have delivered the same to Lender.

         Section 9.13 Headings Descriptive. The heading of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         Section 9.14 Marshaling; Recapture. Lender shall be under no obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the Obligations. To the extent Lender receives any payment by or on behalf of Borrower which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of Borrower to Lender as of the date such initial payment, reduction or satisfaction occurred.

         Section 9.15 Severability. In case any provision in or obligation under this Agreement or the Note or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         Section 9.16 Survival. Except as expressly provided to the contrary herein, all indemnities set forth herein including, without limitation, in Sections 2.19 and 9.01 shall survive the execution and delivery of this Agreement, the Note and the Loan Documents and the making and repayment of the Loan hereunder.

         Section 9.17 Intentionally Deleted.

         Section 9.18 Calculations; Computations. Except as otherwise expressly provided herein, the financial statements to be furnished to Lender pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved and consistent with GAAP as used in the preparation of the financial statements referred to in Section 4.05.

         SECTION 9.19 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

         Section 9.20 No Joint Venture. Notwithstanding anything to the contrary herein contained, Lender by entering into this Agreement or by taking any action pursuant hereto, will not be deemed a partner or joint venturer with Borrower and Borrower agrees to hold Lender harmless from any damages and expenses resulting from such a construction of the relationship of the parties hereto or any assertion thereof.

         Section 9.21 Estoppel Certificates. (a) Borrower and Lender each hereby agree at any time and from time to time upon not less than ten (10) days prior written notice by Borrower or Lender to execute, acknowledge and deliver to the party specified in such notice, a statement, in writing, certifying whether this Agreement is unmodified and in full force and effect (or if there have been modifications, whether the same, as modified, is in full force and effect and stating the modifications hereto), and stating whether or not, to the best knowledge of such certifying party, any Default or Event of Default has occurred and is then continuing, and, if so, specifying each such Default or Event of Default; provided, however, that it shall be a condition precedent to Lender's obligation to deliver the statement pursuant to this Section, that Lender shall receive, together with Borrower's request for such statement, a certificate of the general partner and a Responsible Officer of Borrower stating to its best knowledge that no Default or Event of Default exists as of the date of such certificate (or specifying such Default or Event of Default).

         (b) Within five (5) Business Days of Lender's request, Borrower shall execute and deliver a certificate of the general partner of Borrower and a Responsible Officer of Borrower confirming the then aggregate outstanding principal balance of the Loan and the dates to which all interest has been paid. Such statement shall be binding and conclusive on Borrower absent manifest error.

         Section 9.22 No Other Agreements. The Loan Documents and the Side Letters constitute the entire understanding of the parties with respect to the transactions contemplated hereby, and all prior understandings with respect thereto, whether written or oral, shall be of no force and effect.

         Section 9.23 Controlling Document. In the event of a conflict between the provisions of this Agreement and the other Loan Documents, the provisions of this Agreement shall control and govern the conflicting provisions of the other Loan Documents.

         Section 9.24 No Benefit to Third Parties. This Agreement is for the sole and exclusive benefit of Borrower and Lender and all conditions of the obligation of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any and all thereof and no other person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time if it in its sole discretion deems it advisable to do so. Without limiting the generality of the foregoing, Lender shall not have any duty or obligation to anyone to ascertain that funds advanced hereunder are used as required by the terms hereof or to pay the cost of constructing the improvements on any of the Real Property Assets or to acquire materials and supplies to be used in connection therewith or to pay costs of owning, operating and maintaining same.

         Section 9.25 Intentionally Deleted.


                          [NO FURTHER TEXT ON THIS PAGE


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

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                            SUN COMMUNITIES FUNDING LIMITED
                                            PARTNERSHIP, a Michigan limited
                                            partnership

                                            By:   Sun Communities Funding GP
                                                  L.L.C., a Michigan limited
                                                  liability company, its
                                                  general partner

                                            By:   SCF Manager, Inc., a
                                                  Michigan corporation, its
                                                  managing member


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                            LEHMAN  BROTHERS  HOLDINGS  INC.
                                            D/B/A LEHMAN  CAPITAL,  A DIVISION
                                            OF LEHMAN BROTHERS HOLDINGS INC.,
                                            a Delaware corporation


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:



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